                                                                      Exhibit 20

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2006 and covers activity from January 26, 2006 through February 24, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of March, 2006.


                         AMERICAN EXPRESS TRAVEL RELATED
                       SERVICES COMPANY, INC., as Servicer

                                          By: /s/ Stephen J. Bakonyi
                                              -----------------------------
                                          Name:   Stephen J. Bakonyi
                                          Title:  Vice President
                                                  ABS Operations

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                Trust Totals

Report Date:                                                   February 28, 2006
Number of days in period                                                      30
Beginning Number of Accounts                                       20,037,782.00
Beginning Principal Receivable Balance, including
any additions or removals during the monthly period            26,943,255,059.58
        a. Addition of Principal Receivables                                0.00
        b. Removal of Principal Receivables                                 0.00
Special Funding Account Balance                                             0.00
Beginning Total Principal Balance                              26,943,255,059.58
Finance Charge Collections (excluding                             474,406,694.90
 Recoveries)
Recoveries                                                         19,579,463.69
Total Collections of Finance Charge Receivables                   493,986,158.59
Total Collections of Principal Receivables                      6,739,217,054.69
Monthly Payment Rate                                                    25.0126%
Defaulted amount                                                   62,710,398.58
Annualized Default Rate                                                  2.8828%
Trust Portfolio Yield                                                   19.4750%
New Principal Receivables                                       6,324,785,539.87
Ending Number of Accounts                                          20,028,562.00
Ending Principal Receivables Balance                           26,466,113,146.18
Ending Required Minimum Principal Balance                      23,352,750,000.00
Ending Transferor Amount                                        4,641,113,146.18
Ending Special Funding Account Balance                                      0.00
Ending Total Principal Balance                                 26,466,113,146.18

B. Series Allocations                        Series 2001-1     Series 2001-2     Series 2001-3      Series 2001-4      Series 2001-5
---------------------                        -------------     -------------     -------------      -------------      -------------
Group Number                                             2                 1                 2                  2                  2
Invested Amount                                       0.00    250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00
Adjusted Invested Amount                              0.00    250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00               0.00               0.00
Series Required Transferor Amount                     0.00     17,500,000.00     52,500,000.00      50,750,000.00      35,000,000.00
Series Allocation Percentage                         0.00%             1.15%             3.44%              3.32%              2.29%
Series Alloc. Finance Charge Collections              0.00      5,658,489.79     16,975,469.37      16,409,620.39      11,316,979.58
Series Allocable Recoveries                           0.00        224,277.93        672,833.80         650,406.01         448,555.87
Series Alloc. Principal Collections                   0.00     77,196,071.65    231,588,214.94     223,868,607.77     154,392,143.29
Series Allocable Defaulted Amount                     0.00        718,332.17      2,154,996.51       2,083,163.30       1,436,664.34

B. Series Allocations                        Series 2001-6     Series 2001-7     Series 2002-1      Series 2002-2      Series 2002-3
---------------------                        -------------     -------------     -------------      -------------      -------------

Group Number                                             2                 2                 2                  2                  2
Invested Amount                             700,000,000.00    650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00
Adjusted Invested Amount                    700,000,000.00    650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00               0.00               0.00
Series Required Transferor Amount            49,000,000.00     45,500,000.00     64,400,000.00      65,800,000.00      64,400,000.00
Series Allocation Percentage                         3.21%             2.98%             4.22%              4.31%              4.22%
Series Alloc. Finance Charge Collections     15,843,771.41     14,712,073.45     20,823,242.42      21,275,921.61      20,823,242.42
Series Allocable Recoveries                     627,978.22        583,122.63        825,342.80         843,285.03         825,342.80
Series Alloc. Principal Collections         216,149,000.61    200,709,786.28    284,081,543.66     290,257,229.39     284,081,543.66
Series Allocable Defaulted Amount             2,011,330.08      1,867,663.65      2,643,462.39       2,700,928.97       2,643,462.39

B. Series Allocations                        Series 2002-5     Series 2002-6     Series 2003-1      Series 2003-2      Series 2003-3
---------------------                        -------------     -------------     -------------      -------------      -------------

Group Number                                             2                 2                 2                  2                  2
Invested Amount                             600,000,000.00    720,000,000.00    920,000,000.00   1,100,000,000.00     750,000,000.00
Adjusted Invested Amount                    600,000,000.00    720,000,000.00    920,000,000.00   1,100,000,000.00     750,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00               0.00               0.00
Series Required Transferor Amount            42,000,000.00     50,400,000.00     64,400,000.00      77,000,000.00      52,500,000.00
Series Allocation Percentage                         2.75%             3.30%             4.22%              5.04%              3.44%
Series Alloc. Finance Charge Collections     13,580,375.49     16,296,450.59     20,823,242.42      24,897,355.07      16,975,469.37
Series Allocable Recoveries                     538,267.04        645,920.45        825,342.80         986,822.91         672,833.80
Series Alloc. Principal Collections         185,270,571.95    222,324,686.34    284,081,543.66     339,662,715.24     231,588,214.94
Series Allocable Defaulted Amount             1,723,997.21      2,068,796.65      2,643,462.39       3,160,661.56       2,154,996.51

B. Series Allocations                        Series 2003-4     Series 2004-1     Series 2004-2      Series 2004-3      Series 2004-4
---------------------                        -------------     -------------     -------------      -------------      -------------

Group Number                                             1                 2                 2                  1                  2
Invested Amount                             680,000,000.00    800,000,000.00    400,000,000.00     600,000,000.00   1,100,000,000.00
Adjusted Invested Amount                    680,000,000.00    800,000,000.00    400,000,000.00     600,000,000.00   1,100,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00               0.00               0.00
Series Required Transferor Amount            47,600,000.00     56,000,000.00     28,000,000.00      42,000,000.00      77,000,000.00
Series Allocation Percentage                         3.12%             3.67%             1.83%              2.75%              5.04%
Series Alloc. Finance Charge Collections     15,391,092.23     18,107,167.33      9,053,583.66      13,580,375.49      24,897,355.07
Series Allocable Recoveries                     610,035.98        717,689.39        358,844.70         538,267.04         986,822.91
Series Alloc. Principal Collections         209,973,314.88    247,027,429.27    123,513,714.63     185,270,571.95     339,662,715.24
Series Allocable Defaulted Amount             1,953,863.51      2,298,662.95      1,149,331.47       1,723,997.21       3,160,661.56

B. Series Allocations                        Series 2004-5     Series 2005-1     Series 2005-2      Series 2005-3      Series 2005-4
---------------------                        -------------     -------------     -------------      -------------      -------------

Group Number                                             2                 2                 2                  2                  2
Invested Amount                           1,000,000,000.00    600,000,000.00    600,000,000.00     700,000,000.00     500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00    600,000,000.00    600,000,000.00     700,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00               0.00               0.00
Series Required Transferor Amount            70,000,000.00     42,000,000.00     42,000,000.00      49,000,000.00      35,000,000.00
Series Allocation Percentage                         4.58%             2.75%             2.75%              3.21%              2.29%
Series Alloc. Finance Charge Collections     22,633,959.16     13,580,375.49     13,580,375.49      15,843,771.41      11,316,979.58
Series Allocable Recoveries                     897,111.74        538,267.04        538,267.04         627,978.22         448,555.87
Series Alloc. Principal Collections         308,784,286.58    185,270,571.95    185,270,571.95     216,149,000.61     154,392,143.29
Series Allocable Defaulted Amount             2,873,328.69      1,723,997.21      1,723,997.21       2,011,330.08       1,436,664.34


B. Series Allocations                              Series 2005-5   Series 2005-6   Series 2005-7   Series 2005-8      Series 2006-A
---------------------                              -------------   -------------   -------------   -------------      -------------
Group Number                                                   2               2               2               2                  2
Invested Amount                                 1,100,000,000.00  700,000,000.00  700,000,000.00  500,000,000.00     700,000,000.00
Adjusted Invested Amount                        1,100,000,000.00  700,000,000.00  700,000,000.00  500,000,000.00     700,000,000.00
Principal Funding Account Balance                           0.00            0.00            0.00            0.00               0.00
Series Required Transferor Amount                  77,000,000.00   49,000,000.00   49,000,000.00   35,000,000.00      49,000,000.00
Series Allocation Percentage                               5.04%           3.21%           3.21%           2.29%              3.21%
Series Alloc. Finance Charge Collections           24,897,355.07   15,843,771.41   15,843,771.41   11,316,979.58      15,843,771.41
Series Allocable Recoveries                           986,822.91      627,978.22      627,978.22      448,555.87         627,978.22
Series Alloc. Principal Collections               339,662,715.24  216,149,000.61  216,149,000.61  154,392,143.29     216,149,000.61
Series Allocable Defaulted Amount                   3,160,661.56    2,011,330.08    2,011,330.08    1,436,664.34       2,011,330.08

B. Series Allocations                              Series 2006-B                                                        Trust Total
---------------------                              -------------                                                        -----------

Group Number                                                   2
Invested Amount                                   700,000,000.00                                                  21,825,000,000.00
Adjusted Invested Amount                          700,000,000.00                                                  21,825,000,000.00
Principal Funding Account Balance                           0.00                                                               0.00
Series Required Transferor Amount                  49,000,000.00                                                   1,527,750,000.00
Series Allocation Percentage                               3.21%                                                               100%
Series Alloc. Finance Charge Collections           15,843,771.41                                                     493,986,158.59
Series Allocable Recoveries                           627,978.22                                                      19,579,463.69
Series Alloc. Principal Collections               216,149,000.61                                                   6,739,217,054.69
Series Allocable Defaulted Amount                   2,011,330.08                                                      62,710,398.58

C. Group Allocations
--------------------

1. Group 1 Allocations                             Series 2001-2   Series 2003-4   Series 2004-3                      Group 1 Total
----------------------                             -------------   -------------   -------------                      -------------
Invested Amount                                   250,000,000.00  680,000,000.00  600,000,000.00                   1,530,000,000.00
Investor Finance Charge Collections                 4,587,282.06   12,467,335.04   11,000,589.74                      28,055,206.84

Investor Monthly Interest                           1,148,468.75    1,109,958.33    2,194,160.00                       4,452,587.08
Investor Default Amount                               581,874.74    1,582,699.30    1,396,499.39                       3,561,073.43
Investor Monthly Fees                                 416,666.67    1,133,333.33    1,000,000.00                       2,550,000.00
Investor Additional Amounts                                 0.00            0.00            0.00                               0.00
Total                                               2,147,010.16    3,825,990.97    4,590,659.39                      10,563,660.52

Reallocated Investor Finance Charge Collections     5,004,500.90   11,598,365.78   11,448,637.16                      28,051,503.84
Available Excess                                    2,861,193.74    7,772,374.81    6,857,977.77                      17,491,546.32

2. Group 2 Allocations                             Series 2001-1   Series 2001-3   Series 2001-4   Series 2001-5      Series 2001-6
----------------------                             -------------   -------------   -------------   -------------      -------------
Invested Amount                                             0.00  750,000,000.00  725,000,000.00  500,000,000.00     700,000,000.00
Investor Finance Charge Collections                         0.00   13,761,336.17   13,302,624.27    9,167,158.12      12,843,913.36

Investor Monthly Interest                                   0.00    2,773,837.50    2,681,376.25    1,867,444.44       2,583,116.67
Investor Default Amount                                     0.00    1,745,624.23    1,687,436.76    1,163,749.49       1,629,249.28
Investor Monthly Fees                                       0.00    1,250,000.00    1,208,333.33      833,333.33       1,166,666.67
Investor Additional Amounts                                 0.00            0.00            0.00            0.00               0.00
Total                                                       0.00    5,769,461.73    5,577,146.34    3,864,527.27       5,379,032.62

Reallocated Investor Finance Charge Collections             0.00   13,777,676.12   13,318,420.25    9,203,336.86      12,853,366.05
Investment Funding Account Proceeds
Available Excess                                            0.00    8,018,813.39    7,751,518.91    5,338,809.59       7,484,225.43

2. Group 2 Allocations                             Series 2001-7   Series 2002-1   Series 2002-2   Series 2002-3      Series 2002-5
----------------------                             -------------   -------------   -------------   -------------      -------------
Invested Amount                                   650,000,000.00  920,000,000.00  940,000,000.00  920,000,000.00     600,000,000.00
Investor Finance Charge Collections                11,917,305.55   16,867,570.93   17,234,257.26   16,867,570.93      11,000,589.74

Investor Monthly Interest                           2,399,012.78    3,391,912.22    3,465,064.56    3,390,767.33       2,237,083.33
Investor Default Amount                             1,512,874.33    2,141,299.06    2,187,849.04    2,141,299.06       1,396,499.39
Investor Monthly Fees                               1,083,333.33    1,533,333.33    1,566,666.67    1,533,333.33       1,000,000.00
Investor Additional Amounts                                 0.00            0.00            0.00            0.00               0.00
Total                                               4,995,220.45    7,066,544.61    7,219,580.26    7,065,399.73       4,633,582.72

Reallocated Investor Finance Charge Collections    11,935,672.92   16,889,954.27   17,256,542.30   16,888,809.38      11,040,154.23
Investment Funding Account Proceeds
Available Excess                                    6,940,452.47    9,823,409.65   10,036,962.04    9,823,409.65       6,406,571.51


2. Group 2 Allocations                             Series 2002-6    Series 2003-1     Series 2003-2  Series 2003-3     Series 2004-1
----------------------                             -------------    -------------     -------------  -------------     -------------
Invested Amount                                   720,000,000.00   920,000,000.00  1,100,000,000.00 750,000,000.00    800,000,000.00
Investor Finance Charge Collections                13,200,707.69    16,867,570.93     20,167,747.86  13,750,737.17     14,667,452.99

Investor Monthly Interest                           2,670,640.00     3,391,912.22      4,053,493.89   2,762,812.50      2,927,586.67
Investor Default Amount                             1,675,799.26     2,141,299.06      2,560,248.87   1,745,624.23      1,861,999.18
Investor Monthly Fees                               1,200,000.00     1,533,333.33      1,833,333.33   1,250,000.00      1,333,333.33
Investor Additional Amounts                                 0.00             0.00              0.00           0.00              0.00
Total                                               5,546,439.26     7,066,544.61      8,447,076.10   5,758,436.73      6,122,919.18

Reallocated Investor Finance Charge Collections    13,234,325.08    16,889,954.27     20,192,457.20  13,766,651.12     14,665,014.53
Investment Funding Account Proceeds
Available Excess                                    7,687,885.81     9,823,409.65     11,745,381.11   8,008,214.39      8,542,095.35

2. Group 2 Allocations                             Series 2004-2    Series 2004-4     Series 2004-5  Series 2005-1     Series 2005-2
----------------------                             -------------    -------------     -------------  -------------     -------------
Invested Amount                                   400,000,000.00 1,100,000,000.00  1,000,000,000.00 600,000,000.00    600,000,000.00
Investor Finance Charge Collections                 7,333,726.49    20,167,747.86     18,334,316.23  11,000,589.74     11,000,589.74

Investor Monthly Interest                           1,493,333.33     4,028,340.56      3,659,677.78   2,162,416.67      2,202,013.33
Investor Default Amount                               930,999.59     2,560,248.87      2,327,498.98   1,396,499.39      1,396,499.39
Investor Monthly Fees                                 666,666.67     1,833,333.33      1,666,666.67   1,000,000.00      1,000,000.00
Investor Additional Amounts                                 0.00             0.00              0.00           0.00              0.00
Total                                               3,090,999.59     8,421,922.76      7,653,843.42   4,558,916.05      4,598,512.72

Reallocated Investor Finance Charge Collections     7,362,047.27    20,167,303.87     18,331,462.61  10,965,487.56     11,005,084.23
Investment Funding Account Proceeds
Available Excess                                    4,271,047.67    11,745,381.11     10,677,619.19   6,406,571.51      6,406,571.51

2. Group 2 Allocations                             Series 2005-3    Series 2005-4     Series 2005-5  Series 2005-6     Series 2005-7
----------------------                             -------------    -------------     -------------  -------------     -------------
Invested Amount                                   700,000,000.00   500,000,000.00  1,100,000,000.00 700,000,000.00    700,000,000.00
Investor Finance Charge Collections                12,834,021.36     9,167,158.12     20,167,747.86  12,834,021.36     12,834,021.36

Investor Monthly Interest                           2,506,077.78     1,821,944.44      3,974,654.44   2,506,077.78      2,551,048.89
Investor Default Amount                             1,629,249.28     1,163,749.49      2,560,248.87   1,629,249.28      1,629,249.28
Investor Monthly Fees                               1,166,666.67       833,333.33      1,833,333.33   1,166,666.67      1,166,666.67
Investor Additional Amounts                                 0.00             0.00              0.00           0.00              0.00
Total                                               5,301,993.73     3,819,027.27      8,368,236.65   5,301,993.73      5,346,964.84

Reallocated Investor Finance Charge Collections    12,776,327.16     9,157,836.86     20,113,617.76  12,776,327.16     12,821,298.27
Investment Funding Account Proceeds
Available Excess                                    7,474,333.43     5,338,809.59     11,745,381.11   7,474,333.43      7,474,333.43

2. Group 2 Allocations                             Series 2005-8    Series 2006-A     Series 2006-B                    Group 2 Total
----------------------                             -------------    -------------     -------------                    -------------
Invested Amount                                   500,000,000.00   700,000,000.00    700,000,000.00                20,295,000,000.00
Investor Finance Charge Collections                 9,167,158.12    12,834,021.36     12,834,021.36                   372,125,683.94

Investor Monthly Interest                           1,803,472.22     2,499,326.67      2,526,630.56                    74,331,074.81
Investor Default Amount                             1,163,749.49     1,629,249.28      1,629,249.28                    47,236,591.73
Investor Monthly Fees                                 833,333.33     1,166,666.67      1,166,666.67                    33,825,000.00
Investor Additional Amounts                                 0.00             0.00              0.00                             0.00
Total                                               3,800,555.04     5,295,242.62      5,322,546.51                   155,392,666.54

Reallocated Investor Finance Charge Collections     9,139,364.64    12,769,576.05     12,796,879.94                   372,094,947.94
Investment Funding Account Proceeds
Available Excess                                    5,338,809.59     7,474,333.43      7,474,333.43                   216,733,017.40

                                                      GROUP I            GROUP II
                                                      -------            --------
Group Investor Finance Charge Collections          28,051,503.84   372,094,947.94
Group Expenses                                     10,563,660.52   155,392,666.54
Reallocable Investor Finance Charge Collections    17,487,843.32   216,702,281.40

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                            262,215,377.80
61-90 Days Delinquent:                            136,138,638.52
90+ Days Delinquent:                              232,145,268.73
Total 30+ Days Delinquent:                        630,499,285.05


IV. Series 2001-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Series       Total Investor      Transferors
A. Investor/Transferor Allocations                                    Allocations       Interest           Interest
----------------------------------                                    -----------    --------------      -----------
Beginning Invested /Transferor Amount                                    0.00               0.00               0.00
Beginning Adjusted Invested Amount                                        N/A               0.00                N/A
Floating Allocation Percentage                                            N/A            0.0000%            0.0000%
Principal Allocation Percentage                                           N/A            0.0000%            0.0000%
Collections of Finance Chg. Receivables                                  0.00               0.00               0.00
Collections of Principal Receivables                                     0.00               0.00               0.00
Defaulted Amount                                                         0.00               0.00               0.00

Ending Invested / Transferor Amounts                                     0.00               0.00               0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Collateral
B. Monthly Period Funding Requirements                                 Class A            Class B            Interest        Total
--------------------------------------                                 -------            -------            --------        -----

Principal Funding Account                                                0.00               0.00               0.00           0.00
Investment Proceeds for Monthly Period                                   0.00               0.00               0.00           0.00
Reserve Account Opening Balance                                          0.00               0.00               0.00           0.00
Reserve Account Deposit                                                  0.00               0.00               0.00           0.00
Reserve Draw Amount                                                      0.00               0.00               0.00           0.00
Reserve Account Surplus                                                  0.00               0.00               0.00           0.00
Reserve Account Closing Balance                                          0.00               0.00               0.00           0.00

Coupon Determination Date                                         February 13, 2006  February 13, 2006  February 13, 2006
Coupon February 15, 2006 - March 14, 2006                             0.0000%            0.0000%            0.0000%
Monthly Interest Due                                                     0.00               0.00               0.00           0.00
Outstanding Monthly Interest Due                                         0.00               0.00               0.00           0.00
Additional Interest Due                                                  0.00               0.00               0.00           0.00
Total Interest Due                                                       0.00               0.00               0.00           0.00
Investor Default Amount                                                  0.00               0.00               0.00           0.00
Investor Monthly Fees Due                                                0.00               0.00               0.00           0.00
Investor Additional Amounts Due
Total Due                                                                0.00               0.00               0.00           0.00

Reallocated Investor Finance Charge Collections                                                                               0.00
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                            0.0000%
Base Rate                                                                                                                  0.0000%
Excess Spread Percentage                                                                                                   0.0000%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Collateral
C. Certificates - Balances and Distributions                           Class A            Class B            Interest        Total
--------------------------------------------                           -------            -------            --------        -----

Beginning Certificates Balance                                           0.00               0.00               0.00           0.00
Interest Distributions                                                   0.00               0.00               0.00           0.00
Principal Deposits - Prin. Funding Account                               0.00               0.00               0.00           0.00
Principal Distributions                                                  0.00               0.00               0.00           0.00
Total Distributions                                                      0.00               0.00               0.00           0.00
Ending Certificates Balance                                              0.00               0.00               0.00           0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
   Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                                       $0.00

          a.   Class A Monthly Interest:                                                                 $0.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                             $0.00
          e.   Excess Spread:                                                                            $0.00

     2.   Class B Available Funds:                                                                       $0.00

          a.   Class B Monthly Interest:                                                                 $0.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                            $0.00

     3.   Collateral Available Funds:                                                                    $0.00

          a.   Excess Spread:                                                                            $0.00

     4.   Total Excess Spread:                                                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                               $0.00

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                     $0.00

     2.   Required Collateral Invested Amount                                                            $0.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                                       $0.00



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-1

     1.   Excess Spread:                                                                                 $0.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                              $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     2.   Three Month Average Base Rate                                                                  $0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                            $0.00

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         N/A


V. Series 2001-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations        Interest              Interest
----------------------------------                         -----------     --------------         -----------
Beginning Invested /Transferor Amount                   308,628,351.20      250,000,000.00       58,628,351.20
Beginning Adjusted Invested Amount                                 N/A      250,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            81.0036%            18.9964%
Principal Allocation Percentage                                    N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                   5,658,489.79        4,587,282.06        1,074,910.73
Collections of Principal Receivables                     77,196,071.65       62,531,578.31       14,664,493.34
Defaulted Amount                                            718,332.17          581,874.74          136,457.43

Ending Invested / Transferor Amounts                    303,162,808.09      250,000,000.00       53,162,808.09


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                       Class A               Class B             Interest             Total
--------------------------------------                       -------               -------             --------             -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Account Opening Balance                           1,081,250.00                0.00                0.00         1,081,250.00
Reserve Account Deposit                                           0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Reserve Account Surplus                                   1,081,250.00                0.00                0.00         1,081,250.00
Reserve Account Closing Balance                                   0.00                0.00                0.00                 0.00

Coupon Determination Date                               February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                      5.5300%             5.8300%             5.4200%
Monthly Interest Due                                        996,552.08           72,875.00           79,041.67         1,148,468.75
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          996,552.08           72,875.00           79,041.67         1,148,468.75
Investor Default Amount                                     503,321.65           34,912.48           43,640.61           581,874.74
Investor Monthly Fees Due                                   360,416.67           25,000.00           31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                                 1,860,290.40          132,787.48          153,932.27         2,147,010.16

Reallocated Investor Finance Charge Collections                                                                        5,004,500.90
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                3,703.00
Series Adjusted Portfolio Yield                                                                                            21.5415%
Base Rate                                                                                                                   8.1611%
Excess Spread Percentage                                                                                                   13.7337%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A               Class B           Interest             Total
--------------------------------------------                 -------               -------           --------             -----

Beginning Certificates Balance                          216,250,000.00       15,000,000.00       18,750,000.00       250,000,000.00
Interest Distributions                                      996,552.08           72,875.00           79,041.67         1,148,468.75
Principal Deposits - Prin. Funding Account              216,250,000.00       15,000,000.00                0.00       231,250,000.00
Principal Distributions                                 216,250,000.00       15,000,000.00       18,750,000.00       250,000,000.00
Total Distributions                                     217,246,552.08       15,072,875.00       18,829,041.67       251,148,468.75
Ending Certificates Balance                                       0.00                0.00                0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                           $1,004.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                              $1,000.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                      $1,004.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                              $1,000.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $18,829,041.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                         $79,041.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                    $18,750,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $4,332,096.37

          a.   Class A Monthly Interest:                                                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $503,321.65
          e.   Excess Spread:                                                                    $2,832,222.64

     2.   Class B Available Funds:                                                                 $300,492.23

          a.   Class B Monthly Interest:                                                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $227,617.23

     3.   Collateral Available Funds:                                                              $375,615.29

          a.   Excess Spread:                                                                      $375,615.29

     4.   Total Excess Spread:                                                                   $3,435,455.16

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                          $77,196,071.65

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                          $62,531,578.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $62,531,578.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                             $581,874.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $63,113,453.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                           $231,250,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                             $18,750,000.00

     3.   Principal Distribution:                                                              $250,000,000.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

     1.   Excess Spread:                                                                         $3,435,455.16
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $34,912.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                   $79,041.67
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $43,640.61
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $2,861,193.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  8.1611%
          b.   Prior Monthly Period                                                                    7.8863%
          c.   Second Prior Monthly Period                                                             6.9717%

     2.   Three Month Average Base Rate                                                                7.6730%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 21.5415%
          b.   Prior Monthly Period                                                                   21.5577%
          c.   Second Prior Monthly Period                                                            20.6003%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         21.2331%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


VI. Series 2001-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest            Interest
----------------------------------                    -----------        --------------         -----------
Beginning Invested /Transferor Amount                925,885,053.59      750,000,000.00      175,885,053.59
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            81.0036%            18.9964%
Principal Allocation Percentage                                 N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables               16,975,469.37       13,761,336.17        3,224,732.19
Collections of Principal Receivables                 231,588,214.94      187,594,734.93       43,993,480.01
Defaulted Amount                                       2,154,996.51        1,745,624.23          409,372.28

Ending Invested / Transferor Amounts                 909,488,424.27      750,000,000.00      159,488,424.27


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest               Total
--------------------------------------                    -------                -------            --------               -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Account Opening Balance                        3,093,750.00                0.00                0.00          3,093,750.00
Reserve Account Deposit                                        0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Reserve Account Surplus                                3,093,750.00                0.00                0.00          3,093,750.00
Reserve Account Closing Balance                                0.00                0.00                0.00                  0.00

Coupon Determination Date                           February 13, 2006    February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                   4.7000%             4.9500%             5.0700%
Monthly Interest Due                                   2,261,875.00          231,000.00          280,962.50          2,773,837.50
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     2,261,875.00          231,000.00          280,962.50          2,773,837.50
Investor Default Amount                                1,440,139.99          139,649.94          165,834.30          1,745,624.23
Investor Monthly Fees Due                              1,031,250.00          100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,733,264.99          470,649.94          565,546.80          5,769,461.73

Reallocated Investor Finance Charge Collections                                                                     13,777,676.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                             10,599.00
Series Adjusted Portfolio Yield                                                                                          19.5359%
Base Rate                                                                                                                 6.9938%
Excess Spread Percentage                                                                                                 12.8301%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest               Total
--------------------------------------------              -------               -------             --------               -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                 2,261,875.00          231,000.00          280,962.50          2,773,837.50
Principal Deposits - Prin. Funding Account           618,750,000.00       60,000,000.00                0.00        678,750,000.00
Principal Distributions                              618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Total Distributions                                  621,011,875.00       60,231,000.00       71,530,962.50        752,773,837.50
Ending Certificates Balance                                    0.00                0.00                0.00                  0.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                           $1,003.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                              $1,000.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                      $1,003.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                              $1,000.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $71,530,962.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $280,962.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                    $71,250,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,375,326.98

          a.   Class A Monthly Interest:                                                         $2,261,875.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,440,139.99
          e.   Excess Spread:                                                                    $7,673,311.98

     2.   Class B Available Funds:                                                               $1,103,062.01

          a.   Class B Monthly Interest:                                                           $231,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $872,062.01

     3.   Collateral Available Funds:                                                            $1,309,886.14

          a.   Excess Spread:                                                                    $1,309,886.14

     4.   Total Excess Spread:                                                                   $9,855,260.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $231,588,214.94

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $187,594,734.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $187,594,734.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,745,624.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $189,340,359.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                           $678,750,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                             $71,250,000.00

     3.   Principal Distribution:                                                              $750,000,000.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

     1.   Excess Spread:                                                                         $9,855,260.13
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,649.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $280,962.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $165,834.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,018,813.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9938%
          b.   Prior Monthly Period                                                                    6.8175%
          c.   Second Prior Monthly Period                                                             6.4612%

     2.   Three Month Average Base Rate                                                                6.7575%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5359%
          b.   Prior Monthly Period                                                                   19.6097%
          c.   Second Prior Monthly Period                                                            18.6569%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2675%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


VII. Series 2001-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------       -----------
Beginning Invested /Transferor Amount               895,022,218.47      725,000,000.00      170,022,218.47
Beginning Adjusted Invested Amount                             N/A      725,000,000.00                 N/A
Floating Allocation Percentage                                 N/A            81.0036%            18.9964%
Principal Allocation Percentage                                N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables              16,409,620.39       13,302,624.27        3,117,241.12
Collections of Principal Receivables                223,868,607.77      181,341,577.10       42,527,030.68
Defaulted Amount                                      2,083,163.30        1,687,436.76          395,726.54

Ending Invested / Transferor Amounts                879,172,143.46      725,000,000.00      154,172,143.46


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------             --------                 -----

Principal Funding Account                                     0.00                0.00                0.00                     0.00
Investment Proceeds for Monthly Period                        0.00                0.00                0.00                     0.00
Reserve Account Opening Balance                       2,990,625.00                0.00                0.00             2,990,625.00
Reserve Account Deposit                                       0.00                0.00                0.00                     0.00
Reserve Draw Amount                                           0.00                0.00                0.00                     0.00
Reserve Account Surplus                                       0.00                0.00                0.00                     0.00
Reserve Account Closing Balance                       2,990,625.00                0.00                0.00             2,990,625.00

Coupon Determination Date                          February 13, 2006    February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                  4.7000%             4.9500%             5.0700%
Monthly Interest Due                                  2,186,479.17          223,300.00          271,597.08             2,681,376.25
Outstanding Monthly Interest Due                              0.00                0.00                0.00                     0.00
Additional Interest Due                                       0.00                0.00                0.00                     0.00
Total Interest Due                                    2,186,479.17          223,300.00          271,597.08             2,681,376.25
Investor Default Amount                               1,392,135.33          134,994.94          160,306.49             1,687,436.76
Investor Monthly Fees Due                               996,875.00           96,666.67          114,791.67             1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,575,489.49          454,961.61          546,695.24             5,577,146.34

Reallocated Investor Finance Charge Collections                                                                       13,318,420.25
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                               10,245.00
Series Adjusted Portfolio Yield                                                                                            19.5359%
Base Rate                                                                                                                   6.9938%
Excess Spread Percentage                                                                                                   12.8301%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A               Class B          Interest                    Total
--------------------------------------------             -------               -------          --------                    -----

Beginning Certificates Balance                      598,125,000.00       58,000,000.00       68,875,000.00           725,000,000.00
Interest Distributions                                2,186,479.17          223,300.00          271,597.08             2,681,376.25
Principal Deposits - Prin. Funding Account                    0.00                0.00                0.00                     0.00
Principal Distributions                                       0.00                0.00                0.00                     0.00
Total Distributions                                   2,186,479.17          223,300.00          271,597.08             2,681,376.25
Ending Certificates Balance                         598,125,000.00       58,000,000.00       68,875,000.00           725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $271,597.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $271,597.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,996,148.83

          a.   Class A Monthly Interest:                                                         $2,186,479.17
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,392,135.33
          e.   Excess Spread:                                                                    $7,417,534.34

     2.   Class B Available Funds:                                                               $1,066,293.22

          a.   Class B Monthly Interest:                                                           $223,300.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $842,993.22

     3.   Collateral Available Funds:                                                            $1,266,223.20

          a.   Excess Spread:                                                                    $1,266,223.20

     4.   Total Excess Spread:                                                                   $9,526,750.76

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $223,868,607.77

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $181,341,577.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,341,577.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,687,436.76

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,029,013.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,029,013.86



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $9,526,750.76
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $134,994.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $271,597.08
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $160,306.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,751,518.91

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9938%
          b.   Prior Monthly Period                                                                    6.8175%
          c.   Second Prior Monthly Period                                                             6.4612%

     2.   Three Month Average Base Rate                                                                6.7575%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5359%
          b.   Prior Monthly Period                                                                   19.6097%
          c.   Second Prior Monthly Period                                                            18.6383%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2613%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


VIII. Series 2001-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------       --------------       -----------
Beginning Invested /Transferor Amount               617,256,702.40      500,000,000.00      117,256,702.40
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A            81.0036%            18.9964%
Principal Allocation Percentage                                N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables              11,316,979.58        9,167,158.12        2,149,821.46
Collections of Principal Receivables                154,392,143.29      125,063,156.62       29,328,986.67
Defaulted Amount                                      1,436,664.34        1,163,749.49          272,914.85

Ending Invested / Transferor Amounts                606,325,616.18      500,000,000.00      106,325,616.18


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------             --------                 -----

Principal Funding Account                                     0.00                0.00                0.00                     0.00
Investment Proceeds for Monthly Period                        0.00                0.00                0.00                     0.00
Reserve Account Opening Balance                                  -                0.00                0.00                     0.00
Reserve Account Deposit                                       0.00                0.00                0.00                     0.00
Reserve Draw Amount                                           0.00                0.00                0.00                     0.00
Reserve Account Surplus                                       0.00                0.00                0.00                     0.00
Reserve Account Closing Balance                               0.00                0.00                0.00                     0.00

Coupon Determination Date                           February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                  4.7500%             5.0200%             5.0700%
Monthly Interest Due                                  1,523,958.33          156,177.78          187,308.33             1,867,444.44
Outstanding Monthly Interest Due                              0.00                0.00                0.00                     0.00
Additional Interest Due                                       0.00                0.00                0.00                     0.00
Total Interest Due                                    1,523,958.33          156,177.78          187,308.33             1,867,444.44
Investor Default Amount                                 960,093.33           93,099.96          110,556.20             1,163,749.49
Investor Monthly Fees Due                               687,500.00           66,666.67           79,166.67               833,333.33
Investor Additional Amounts Due
Total Due                                             3,171,551.66          315,944.40          377,031.20             3,864,527.27

Reallocated Investor Finance Charge Collections                                                                        9,203,336.86
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.5630%
Base Rate                                                                                                                   7.0413%
Excess Spread Percentage                                                                                                   12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A               Class B           Interest                 Total
--------------------------------------------             -------               -------           --------                 -----

Beginning Certificates Balance                      412,500,000.00       40,000,000.00       47,500,000.00           500,000,000.00
Interest Distributions                                1,523,958.33          156,177.78          187,308.33             1,867,444.44
Principal Deposits - Prin. Funding Account                    0.00                0.00                0.00                     0.00
Principal Distributions                                       0.00                0.00                0.00                     0.00
Total Distributions                                   1,523,958.33          156,177.78          187,308.33             1,867,444.44
Ending Certificates Balance                         412,500,000.00       40,000,000.00       47,500,000.00           500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $187,308.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $187,308.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,592,752.91

          a.   Class A Monthly Interest:                                                         $1,523,958.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $960,093.33
          e.   Excess Spread:                                                                    $5,108,701.25

     2.   Class B Available Funds:                                                                 $736,266.95

          a.   Class B Monthly Interest:                                                           $156,177.78
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $580,089.17

     3.   Collateral Available Funds:                                                              $874,317.00

          a.   Excess Spread:                                                                      $874,317.00

     4.   Total Excess Spread:                                                                   $6,563,107.42

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $154,392,143.29

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $125,063,156.62

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $125,063,156.62

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,163,749.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $126,226,906.11

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $126,226,906.11


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $6,563,107.42
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $93,099.96
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $187,308.33
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $110,556.20
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,338,809.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.0413%
          b.   Prior Monthly Period                                                                    6.8650%
          c.   Second Prior Monthly Period                                                             6.5087%

     2.   Three Month Average Base Rate                                                                6.8050%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5630%
          b.   Prior Monthly Period                                                                   19.6375%
          c.   Second Prior Monthly Period                                                            18.6889%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2965%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


IX. Series 2001-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount                864,159,383.35      700,000,000.00      164,159,383.35
Beginning Adjusted Invested Amount                              N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            81.0036%            18.9964%
Principal Allocation Percentage                                 N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables               15,843,771.41       12,843,913.36        3,009,750.05
Collections of Principal Receivables                 216,149,000.61      175,088,419.27       41,060,581.34
Defaulted Amount                                       2,011,330.08        1,629,249.28          382,080.80

Ending Invested / Transferor Amounts                 848,855,862.65      700,000,000.00      148,855,862.65


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------             --------                 -----

Principal Funding Account                                      0.00                0.00                0.00                     0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                     0.00
Reserve Account Opening Balance                        2,887,500.00                0.00                0.00             2,887,500.00
Reserve Account Deposit                                        0.00                0.00                0.00                     0.00
Reserve Draw Amount                                            0.00                0.00                0.00                     0.00
Reserve Account Surplus                                        0.00                0.00                0.00                     0.00
Reserve Account Closing Balance                        2,887,500.00                0.00                0.00             2,887,500.00

Coupon Determination Date                            February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                   4.6900%             4.9200%             5.0700%
Monthly Interest Due                                   2,106,591.67          214,293.33          262,231.67             2,583,116.67
Outstanding Monthly Interest Due                               0.00                0.00                0.00                     0.00
Additional Interest Due                                        0.00                0.00                0.00                     0.00
Total Interest Due                                     2,106,591.67          214,293.33          262,231.67             2,583,116.67
Investor Default Amount                                1,344,130.66          130,339.94          154,778.68             1,629,249.28
Investor Monthly Fees Due                                962,500.00           93,333.33          110,833.33             1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,413,222.33          437,966.61          527,843.68             5,379,032.62

Reallocated Investor Finance Charge Collections                                                                        12,853,366.05
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                 9,892.00
Series Adjusted Portfolio Yield                                                                                             19.5258%
Base Rate                                                                                                                    6.9830%
Excess Spread Percentage                                                                                                    12.8301%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A               Class B           Interest                 Total
--------------------------------------------              -------               -------           --------                 -----

Beginning Certificates Balance                       577,500,000.00       56,000,000.00       66,500,000.00           700,000,000.00
Interest Distributions                                 2,106,591.67          214,293.33          262,231.67             2,583,116.67
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                     0.00
Principal Distributions                                        0.00                0.00                0.00                     0.00
Total Distributions                                    2,106,591.67          214,293.33          262,231.67             2,583,116.67
Ending Certificates Balance                          577,500,000.00       56,000,000.00       66,500,000.00           700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.65

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.65

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $262,231.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $262,231.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,612,187.89

          a.   Class A Monthly Interest:                                                         $2,106,591.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,344,130.66
          e.   Excess Spread:                                                                    $7,161,465.56

     2.   Class B Available Funds:                                                               $1,029,060.64

          a.   Class B Monthly Interest:                                                           $214,293.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $814,767.31

     3.   Collateral Available Funds:                                                            $1,222,009.51

          a.   Excess Spread:                                                                    $1,222,009.51

     4.   Total Excess Spread:                                                                   $9,198,242.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $216,149,000.61

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $175,088,419.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,088,419.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,629,249.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $176,717,668.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $176,717,668.55




M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $9,198,242.39
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $130,339.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $262,231.67
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $154,778.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,484,225.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9830%
          b.   Prior Monthly Period                                                                    6.8067%
          c.   Second Prior Monthly Period                                                             6.4504%

     2.   Three Month Average Base Rate                                                                6.7467%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5258%
          b.   Prior Monthly Period                                                                   19.5830%
          c.   Second Prior Monthly Period                                                            18.6268%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2452%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


X. Series 2001-7 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------       --------------         -----------
Beginning Invested /Transferor Amount                802,433,713.11       650,000,000.00       152,433,713.11
Beginning Adjusted Invested Amount                              N/A       650,000,000.00                  N/A
Floating Allocation Percentage                                  N/A             81.0036%             18.9964%
Principal Allocation Percentage                                 N/A             81.0036%             18.9964%
Collections of Finance Chg. Receivables               14,712,073.45        11,917,305.55         2,794,767.90
Collections of Principal Receivables                 200,709,786.28       162,582,103.60        38,127,682.67
Defaulted Amount                                       1,867,663.65         1,512,874.33           354,789.31

Ending Invested / Transferor Amounts                 788,223,301.03       650,000,000.00       138,223,301.03


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                      Class A              Class B              Interest              Total
--------------------------------------                      -------              -------              --------              -----

Principal Funding Account                                      0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                 0.00                0.00
Reserve Account Opening Balance                                   -                 0.00                 0.00                0.00
Reserve Account Deposit                                        0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                 0.00                 0.00                0.00
Reserve Account Closing Balance                                0.00                 0.00                 0.00                0.00

Coupon Determination Date                            February 13, 2006    February 13, 2006    February 13, 2006
Coupon February 15, 2006 - March 14, 2006                   4.6900%              4.9300%              5.0700%
Monthly Interest Due                                   1,956,120.83           199,391.11           243,500.83        2,399,012.78
Outstanding Monthly Interest Due                               0.00                 0.00                 0.00                0.00
Additional Interest Due                                        0.00                 0.00                 0.00                0.00
Total Interest Due                                     1,956,120.83           199,391.11           243,500.83        2,399,012.78
Investor Default Amount                                1,248,121.33           121,029.95           143,723.06        1,512,874.33
Investor Monthly Fees Due                                893,750.00            86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,097,992.16           407,087.72           490,140.56        4,995,220.45

Reallocated Investor Finance Charge Collections                                                                     11,935,672.92
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5093%
Base Rate                                                                                                                 6.9838%
Excess Spread Percentage                                                                                                 12.8131%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A              Class B           Interest               Total
--------------------------------------------                -------              -------           --------               -----

Beginning Certificates Balance                       536,250,000.00        52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                 1,956,120.83           199,391.11           243,500.83        2,399,012.78
Principal Deposits - Prin. Funding Account                     0.00                 0.00                 0.00                0.00
Principal Distributions                                        0.00                 0.00                 0.00                0.00
Total Distributions                                    1,956,120.83           199,391.11           243,500.83        2,399,012.78
Ending Certificates Balance                          536,250,000.00        52,000,000.00        61,750,000.00      650,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.65

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.65

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $243,500.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $243,500.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00




J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,846,930.16

          a.   Class A Monthly Interest:                                                         $1,956,120.83
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,248,121.33
          e.   Excess Spread:                                                                    $6,642,688.00

     2.   Class B Available Funds:                                                                 $954,853.83

          a.   Class B Monthly Interest:                                                           $199,391.11
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $755,462.72

     3.   Collateral Available Funds:                                                            $1,133,888.93

          a.   Excess Spread:                                                                    $1,133,888.93

     4.   Total Excess Spread:                                                                   $8,532,039.65

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $200,709,786.28

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $162,582,103.60

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $162,582,103.60

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,512,874.33

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $164,094,977.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $164,094,977.94

M.   Application of Principal Collections During Accumulation or Amortization
Period.

                                      - 39 -



     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $8,532,039.65
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $121,029.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $243,500.83
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $143,723.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,940,452.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9838%
          b.   Prior Monthly Period                                                                    6.8075%
          c.   Second Prior Monthly Period                                                             6.4512%

     2.   Three Month Average Base Rate                                                                6.7475%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5093%
          b.   Prior Monthly Period                                                                   19.5837%
          c.   Second Prior Monthly Period                                                            18.6277%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2403%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XI. Series 2002-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------       -----------
Beginning Invested /Transferor Amount               1,135,752,332.41      920,000,000.00      215,752,332.41
Beginning Adjusted Invested Amount                               N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                   N/A            81.0036%            18.9964%
Principal Allocation Percentage                                  N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                20,823,242.42       16,867,570.93        3,955,671.49
Collections of Principal Receivables                  284,081,543.66      230,116,208.18       53,965,335.48
Defaulted Amount                                        2,643,462.39        2,141,299.06          502,163.33

Ending Invested / Transferor Amounts                1,115,639,133.77      920,000,000.00      195,639,133.77


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A             Class B           Interest                   Total
--------------------------------------                       -------             -------           --------                   -----

Principal Funding Account                                       0.00                0.00                0.00                   0.00
Investment Proceeds for Monthly Period                          0.00                0.00                0.00                   0.00
Reserve Account Opening Balance                                    -                0.00                0.00                   0.00
Reserve Account Deposit                                         0.00                0.00                0.00                   0.00
Reserve Draw Amount                                             0.00                0.00                0.00                   0.00
Reserve Account Surplus                                         0.00                0.00                0.00                   0.00
Reserve Account Closing Balance                                 0.00                0.00                0.00                   0.00

Coupon Determination Date                             February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    4.6800%             4.9700%             5.0700%
Monthly Interest Due                                    2,762,760.00          284,504.89          344,647.33           3,391,912.22
Outstanding Monthly Interest Due                                0.00                0.00                0.00                   0.00
Additional Interest Due                                         0.00                0.00                0.00                   0.00
Total Interest Due                                      2,762,760.00          284,504.89          344,647.33           3,391,912.22
Investor Default Amount                                 1,766,571.72          171,303.92          203,423.41           2,141,299.06
Investor Monthly Fees Due                               1,265,000.00          122,666.67          145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                               5,794,331.72          578,475.48          693,737.41           7,066,544.61

Reallocated Investor Finance Charge Collections                                                                       16,889,954.27
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.5046%
Base Rate                                                                                                                   6.9787%
Excess Spread Percentage                                                                                                   12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A             Class B          Interest               Total
--------------------------------------------                 -------             -------          --------               -----

Beginning Certificates Balance                        759,000,000.00       73,600,000.00       87,400,000.00         920,000,000.00
Interest Distributions                                  2,762,760.00          284,504.89          344,647.33           3,391,912.22
Principal Deposits - Prin. Funding Account                      0.00                0.00                0.00                   0.00
Principal Distributions                                         0.00                0.00                0.00                   0.00
Total Distributions                                     2,762,760.00          284,504.89          344,647.33           3,391,912.22
Ending Certificates Balance                           759,000,000.00       73,600,000.00       87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $344,647.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $344,647.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,934,212.27

          a.   Class A Monthly Interest:                                                         $2,762,760.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,766,571.72
          e.   Excess Spread:                                                                    $9,404,880.55

     2.   Class B Available Funds:                                                               $1,351,196.34

          a.   Class B Monthly Interest:                                                           $284,504.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,066,691.45

     3.   Collateral Available Funds:                                                            $1,604,545.66

          a.   Excess Spread:                                                                    $1,604,545.66

     4.   Total Excess Spread:                                                                  $12,076,117.65

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $284,081,543.66

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $230,116,208.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $230,116,208.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,141,299.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $232,257,507.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $232,257,507.24

M.   Application of Principal Collections During Accumulation or Amortization
Period.




     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $12,076,117.65
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $171,303.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $344,647.33
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $203,423.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,823,409.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9787%
          b.   Prior Monthly Period                                                                    6.8024%
          c.   Second Prior Monthly Period                                                             6.4461%

     2.   Three Month Average Base Rate                                                                6.7424%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5046%
          b.   Prior Monthly Period                                                                   19.5789%
          c.   Second Prior Monthly Period                                                            18.6223%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2353%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XII. Series 2002-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------       -----------

Beginning Invested /Transferor Amount               1,160,442,600.50      940,000,000.00      220,442,600.50
Beginning Adjusted Invested Amount                               N/A      940,000,000.00                 N/A
Floating Allocation Percentage                                   N/A            81.0036%            18.9964%
Principal Allocation Percentage                                  N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                21,275,921.61       17,234,257.26        4,041,664.35
Collections of Principal Receivables                  290,257,229.39      235,118,734.44       55,138,494.94
Defaulted Amount                                        2,700,928.97        2,187,849.04          513,079.93

Ending Invested / Transferor Amounts                1,139,892,158.41      940,000,000.00      199,892,158.41


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A             Class B           Interest                  Total
--------------------------------------                       -------             -------           --------                  -----

Principal Funding Account                                       0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00                0.00                  0.00
Reserve Account Opening Balance                                    -                0.00                0.00                  0.00
Reserve Account Deposit                                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                             0.00                0.00                0.00                  0.00
Reserve Account Surplus                                         0.00                0.00                0.00                  0.00
Reserve Account Closing Balance                                 0.00                0.00                0.00                  0.00

Coupon Determination Date                             February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    4.6800%             4.9600%             5.0700%
Monthly Interest Due                                    2,822,820.00          290,104.89          352,139.67          3,465,064.56
Outstanding Monthly Interest Due                                0.00                0.00                0.00                  0.00
Additional Interest Due                                         0.00                0.00                0.00                  0.00
Total Interest Due                                      2,822,820.00          290,104.89          352,139.67          3,465,064.56
Investor Default Amount                                 1,804,975.46          175,027.92          207,845.66          2,187,849.04
Investor Monthly Fees Due                               1,292,500.00          125,333.33          148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                               5,920,295.46          590,466.15          708,818.66          7,219,580.26

Reallocated Investor Finance Charge Collections                                                                      17,256,542.30
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5038%
Base Rate                                                                                                                  6.9779%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A             Class B          Interest              Total
--------------------------------------------                 -------             -------          --------              -----

Beginning Certificates Balance                        775,500,000.00       75,200,000.00       89,300,000.00        940,000,000.00
Interest Distributions                                  2,822,820.00          290,104.89          352,139.67          3,465,064.56
Principal Deposits - Prin. Funding Account                      0.00                0.00                0.00                  0.00
Principal Distributions                                         0.00                0.00                0.00                  0.00
Total Distributions                                     2,822,820.00          290,104.89          352,139.67          3,465,064.56
Ending Certificates Balance                           775,500,000.00       75,200,000.00       89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $352,139.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $352,139.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,236,647.39

          a.   Class A Monthly Interest:                                                         $2,822,820.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,804,975.46
          e.   Excess Spread:                                                                    $9,608,851.94

     2.   Class B Available Funds:                                                               $1,380,523.38

          a.   Class B Monthly Interest:                                                           $290,104.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,090,418.49

     3.   Collateral Available Funds:                                                            $1,639,371.52

          a.   Excess Spread:                                                                    $1,639,371.52

     4.   Total Excess Spread:                                                                  $12,338,641.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $290,257,229.39

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $235,118,734.44

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $235,118,734.44

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,187,849.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $237,306,583.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $237,306,583.48



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $12,338,641.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $175,027.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $352,139.67
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $207,845.66
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $10,036,962.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9779%
          b.   Prior Monthly Period                                                                    6.8016%
          c.   Second Prior Monthly Period                                                             6.4453%

     2.   Three Month Average Base Rate                                                                6.7416%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5038%
          b.   Prior Monthly Period                                                                   19.5782%
          c.   Second Prior Monthly Period                                                            18.6214%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2345%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XIII. Series 2002-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------       -----------

Beginning Invested /Transferor Amount                1,135,752,332.41      920,000,000.00      215,752,332.41
Beginning Adjusted Invested Amount                                N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            81.0036%            18.9964%
Principal Allocation Percentage                                   N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                 20,823,242.42       16,867,570.93        3,955,671.49
Collections of Principal Receivables                   284,081,543.66      230,116,208.18       53,965,335.48
Defaulted Amount                                         2,643,462.39        2,141,299.06          502,163.33

Ending Invested / Transferor Amounts                 1,115,639,133.77      920,000,000.00      195,639,133.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                        Class A             Class B           Interest                 Total
--------------------------------------                        -------             -------           --------                 -----

Principal Funding Account                                        0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                0.00                0.00                 0.00
Reserve Account Opening Balance                                     -                0.00                0.00                 0.00
Reserve Account Deposit                                          0.00                0.00                0.00                 0.00
Reserve Draw Amount                                              0.00                0.00                0.00                 0.00
Reserve Account Surplus                                          0.00                0.00                0.00                 0.00
Reserve Account Closing Balance                                  0.00                0.00                0.00                 0.00

Coupon Determination Date                              February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                     4.6800%             4.9500%             5.0700%
Monthly Interest Due                                     2,762,760.00          283,360.00          344,647.33         3,390,767.33
Outstanding Monthly Interest Due                                 0.00                0.00                0.00                 0.00
Additional Interest Due                                          0.00                0.00                0.00                 0.00
Total Interest Due                                       2,762,760.00          283,360.00          344,647.33         3,390,767.33
Investor Default Amount                                  1,766,571.72          171,303.92          203,423.41         2,141,299.06
Investor Monthly Fees Due                                1,265,000.00          122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                                5,794,331.72          577,330.59          693,737.41         7,065,399.73

Reallocated Investor Finance Charge Collections                                                                      16,888,809.38
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5031%
Base Rate                                                                                                                  6.9771%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A             Class B          Interest             Total
--------------------------------------------                  -------             -------          --------             -----

Beginning Certificates Balance                         759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                   2,762,760.00          283,360.00          344,647.33         3,390,767.33
Principal Deposits - Prin. Funding Account                       0.00                0.00                0.00                 0.00
Principal Distributions                                          0.00                0.00                0.00                 0.00
Total Distributions                                      2,762,760.00          283,360.00          344,647.33         3,390,767.33
Ending Certificates Balance                            759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00




G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $344,647.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $344,647.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00




J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,933,267.74

          a.   Class A Monthly Interest:                                                         $2,762,760.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,766,571.72
          e.   Excess Spread:                                                                    $9,403,936.01

     2.   Class B Available Funds:                                                               $1,351,104.75

          a.   Class B Monthly Interest:                                                           $283,360.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,067,744.75

     3.   Collateral Available Funds:                                                            $1,604,436.89

          a.   Excess Spread:                                                                    $1,604,436.89

     4.   Total Excess Spread:                                                                  $12,076,117.65

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $284,081,543.66

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $230,116,208.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $230,116,208.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,141,299.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $232,257,507.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $232,257,507.24



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $12,076,117.65
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $171,303.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $344,647.33
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $203,423.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,823,409.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9771%
          b.   Prior Monthly Period                                                                    6.8008%
          c.   Second Prior Monthly Period                                                             6.4445%

     2.   Three Month Average Base Rate                                                                6.7408%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5030%
          b.   Prior Monthly Period                                                                   19.5774%
          c.   Second Prior Monthly Period                                                            18.6205%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2337%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XV. Series 2002-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------      -----------

Beginning Invested /Transferor Amount                 740,708,042.88     600,000,000.00     140,708,042.88
Beginning Adjusted Invested Amount                               N/A     600,000,000.00                N/A
Floating Allocation Percentage                                   N/A           81.0036%           18.9964%
Principal Allocation Percentage                                  N/A           81.0036%           18.9964%
Collections of Finance Chg. Receivables                13,580,375.49      11,000,589.74       2,579,785.75
Collections of Principal Receivables                  185,270,571.95     150,075,787.94      35,194,784.01
Defaulted Amount                                        1,723,997.21       1,396,499.39         327,497.83

Ending Invested / Transferor Amounts                  727,590,739.41     600,000,000.00     127,590,739.41


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                       Class A            Class B          Interest                     Total
--------------------------------------                       -------            -------          --------                     -----

Principal Funding Account                                       0.00               0.00               0.00                     0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00                     0.00
Reserve Account Opening Balance                                    -               0.00               0.00                     0.00
Reserve Account Deposit                                         0.00               0.00               0.00                     0.00
Reserve Draw Amount                                             0.00               0.00               0.00                     0.00
Reserve Account Surplus                                         0.00               0.00               0.00                     0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00                     0.00

Coupon Determination Date                             February 13, 2006  February 13, 2006  February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    4.7400%            5.0200%            5.0700%
Monthly Interest Due                                    1,824,900.00         187,413.33         224,770.00             2,237,083.33
Outstanding Monthly Interest Due                                0.00               0.00               0.00                     0.00
Additional Interest Due                                         0.00               0.00               0.00                     0.00
Total Interest Due                                      1,824,900.00         187,413.33         224,770.00             2,237,083.33
Investor Default Amount                                 1,152,111.99         111,719.95         132,667.44             1,396,499.39
Investor Monthly Fees Due                                 825,000.00          80,000.00          95,000.00             1,000,000.00
Investor Additional Amounts Due
Total Due                                               3,802,011.99         379,133.28         452,437.44             4,633,582.72

Reallocated Investor Finance Charge Collections                                                                       11,040,154.23
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.5552%
Base Rate                                                                                                                   7.0330%
Excess Spread Percentage                                                                                                   12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                 Class A            Class B         Interest                 Total
--------------------------------------------                 -------            -------         --------                 -----

Beginning Certificates Balance                        495,000,000.00      48,000,000.00      57,000,000.00           600,000,000.00
Interest Distributions                                  1,824,900.00         187,413.33         224,770.00             2,237,083.33
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                     0.00
Principal Distributions                                         0.00               0.00               0.00                     0.00
Total Distributions                                     1,824,900.00         187,413.33         224,770.00             2,237,083.33
Ending Certificates Balance                           495,000,000.00      48,000,000.00      57,000,000.00           600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $224,770.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $224,770.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,108,127.24

          a.   Class A Monthly Interest:                                                         $1,824,900.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,152,111.99
          e.   Excess Spread:                                                                    $6,131,115.25

     2.   Class B Available Funds:                                                                 $883,212.34

          a.   Class B Monthly Interest:                                                           $187,413.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $695,799.01

     3.   Collateral Available Funds:                                                            $1,048,814.65

          a.   Excess Spread:                                                                    $1,048,814.65

     4.   Total Excess Spread:                                                                   $7,875,728.90

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $185,270,571.95

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $150,075,787.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $150,075,787.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,396,499.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $151,472,287.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $151,472,287.33




M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $7,875,728.90
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $111,719.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $224,770.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $132,667.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,406,571.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.0329%
          b.   Prior Monthly Period                                                                    6.8566%
          c.   Second Prior Monthly Period                                                             6.5004%

     2.   Three Month Average Base Rate                                                                6.7966%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5552%
          b.   Prior Monthly Period                                                                   19.6297%
          c.   Second Prior Monthly Period                                                            18.6800%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2883%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XVI. Series 2002-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------       -----------

Beginning Invested /Transferor Amount                 888,849,651.45      720,000,000.00      168,849,651.45
Beginning Adjusted Invested Amount                               N/A      720,000,000.00                 N/A
Floating Allocation Percentage                                   N/A            81.0036%            18.9964%
Principal Allocation Percentage                                  N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                16,296,450.59       13,200,707.69        3,095,742.91
Collections of Principal Receivables                  222,324,686.34      180,090,945.53       42,233,740.81
Defaulted Amount                                        2,068,796.65        1,675,799.26          392,997.39

Ending Invested / Transferor Amounts                  873,108,887.30      720,000,000.00      153,108,887.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A             Class B           Interest                  Total
--------------------------------------                       -------             -------           --------                  -----

Principal Funding Account                                       0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00                0.00                  0.00
Reserve Account Opening Balance                                    -                0.00                0.00                  0.00
Reserve Account Deposit                                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                             0.00                0.00                0.00                  0.00
Reserve Account Surplus                                         0.00                0.00                0.00                  0.00
Reserve Account Closing Balance                                 0.00                0.00                0.00                  0.00

Coupon Determination Date                             February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    4.7100%             5.0200%             5.0700%
Monthly Interest Due                                    2,176,020.00          224,896.00          269,724.00          2,670,640.00
Outstanding Monthly Interest Due                                0.00                0.00                0.00                  0.00
Additional Interest Due                                         0.00                0.00                0.00                  0.00
Total Interest Due                                      2,176,020.00          224,896.00          269,724.00          2,670,640.00
Investor Default Amount                                 1,382,534.39          134,063.94          159,200.93          1,675,799.26
Investor Monthly Fees Due                                 990,000.00           96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                               4,548,554.39          454,959.94          542,924.93          5,546,439.26

Reallocated Investor Finance Charge Collections                                                                      13,234,325.08
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5318%
Base Rate                                                                                                                  7.0079%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A             Class B          Interest              Total
--------------------------------------------                 -------             -------          --------              -----

Beginning Certificates Balance                        594,000,000.00       57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                  2,176,020.00          224,896.00          269,724.00          2,670,640.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                0.00                  0.00
Principal Distributions                                         0.00                0.00                0.00                  0.00
Total Distributions                                     2,176,020.00          224,896.00          269,724.00          2,670,640.00
Ending Certificates Balance                           594,000,000.00       57,600,000.00       68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $269,724.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $269,724.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,918,318.19

          a.   Class A Monthly Interest:                                                         $2,176,020.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,382,534.39
          e.   Excess Spread:                                                                    $7,359,763.80

     2.   Class B Available Funds:                                                               $1,058,746.01

          a.   Class B Monthly Interest:                                                           $224,896.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $833,850.01

     3.   Collateral Available Funds:                                                            $1,257,260.88

          a.   Excess Spread:                                                                    $1,257,260.88

     4.   Total Excess Spread:                                                                   $9,450,874.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $222,324,686.34

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $180,090,945.53

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $180,090,945.53

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,675,799.26

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $181,766,744.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $181,766,744.79



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $9,450,874.69
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $134,063.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $269,724.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $159,200.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,687,885.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.0079%
          b.   Prior Monthly Period                                                                    6.8315%
          c.   Second Prior Monthly Period                                                             6.4753%

     2.   Three Month Average Base Rate                                                                6.7716%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5318%
          b.   Prior Monthly Period                                                                   19.6062%
          c.   Second Prior Monthly Period                                                            18.6533%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2638%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XVII. Series 2003-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest            Interest
----------------------------------                      -----------       --------------       -----------

Beginning Invested /Transferor Amount                1,135,752,332.41     920,000,000.00      215,752,332.41
Beginning Adjusted Invested Amount                                N/A     920,000,000.00                 N/A
Floating Allocation Percentage                                    N/A           81.0036%            18.9964%
Principal Allocation Percentage                                   N/A           81.0036%            18.9964%
Collections of Finance Chg. Receivables                 20,823,242.42      16,867,570.93        3,955,671.49
Collections of Principal Receivables                   284,081,543.66     230,116,208.18       53,965,335.48
Defaulted Amount                                         2,643,462.39       2,141,299.06          502,163.33

Ending Invested / Transferor Amounts                 1,115,639,133.77     920,000,000.00      195,639,133.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A            Class B           Interest                  Total
--------------------------------------                        -------            -------           --------                  -----

Principal Funding Account                                        0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                           0.00               0.00                0.00                  0.00
Reserve Account Opening Balance                                     -               0.00                0.00                  0.00
Reserve Account Deposit                                          0.00               0.00                0.00                  0.00
Reserve Draw Amount                                              0.00               0.00                0.00                  0.00
Reserve Account Surplus                                          0.00               0.00                0.00                  0.00
Reserve Account Closing Balance                                  0.00               0.00                0.00                  0.00

Coupon Determination Date                              February 13, 2006  February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                     4.6800%            4.9700%             5.0700%
Monthly Interest Due                                     2,762,760.00         284,504.89          344,647.33          3,391,912.22
Outstanding Monthly Interest Due                                 0.00               0.00                0.00                  0.00
Additional Interest Due                                          0.00               0.00                0.00                  0.00
Total Interest Due                                       2,762,760.00         284,504.89          344,647.33          3,391,912.22
Investor Default Amount                                  1,766,571.72         171,303.92          203,423.41          2,141,299.06
Investor Monthly Fees Due                                1,265,000.00         122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                5,794,331.72         578,475.48          693,737.41          7,066,544.61

Reallocated Investor Finance Charge Collections                                                                      16,889,954.27
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5046%
Base Rate                                                                                                                  6.9787%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A            Class B          Interest              Total
--------------------------------------------                  -------            -------          --------              -----

Beginning Certificates Balance                         759,000,000.00      73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                   2,762,760.00         284,504.89          344,647.33          3,391,912.22
Principal Deposits - Prin. Funding Account                       0.00               0.00                0.00                  0.00
Principal Distributions                                          0.00               0.00                0.00                  0.00
Total Distributions                                      2,762,760.00         284,504.89          344,647.33          3,391,912.22
Ending Certificates Balance                            759,000,000.00      73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $344,647.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $344,647.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,934,212.27

          a.   Class A Monthly Interest:                                                         $2,762,760.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,766,571.72
          e.   Excess Spread:                                                                    $9,404,880.55

     2.   Class B Available Funds:                                                               $1,351,196.34

          a.   Class B Monthly Interest:                                                           $284,504.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,066,691.45

     3.   Collateral Available Funds:                                                            $1,604,545.66

          a.   Excess Spread:                                                                    $1,604,545.66

     4.   Total Excess Spread:                                                                  $12,076,117.65

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $284,081,543.66

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $230,116,208.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $230,116,208.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,141,299.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $232,257,507.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $232,257,507.24




M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $12,076,117.65
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $171,303.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $344,647.33
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $203,423.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,823,409.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9787%
          b.   Prior Monthly Period                                                                    6.8024%
          c.   Second Prior Monthly Period                                                             6.4461%

     2.   Three Month Average Base Rate                                                                6.7424%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5046%
          b.   Prior Monthly Period                                                                   19.5789%
          c.   Second Prior Monthly Period                                                            18.6223%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2353%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XVIII. Series 2003-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------       -----------

Beginning Invested /Transferor Amount               1,357,964,745.27    1,100,000,000.00      257,964,745.27
Beginning Adjusted Invested Amount                               N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                   N/A            81.0036%            18.9964%
Principal Allocation Percentage                                  N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                24,897,355.07       20,167,747.86        4,729,607.22
Collections of Principal Receivables                  339,662,715.24      275,138,944.56       64,523,770.68
Defaulted Amount                                        3,160,661.56        2,560,248.87          600,412.68

Ending Invested / Transferor Amounts                1,333,916,355.59    1,100,000,000.00      233,916,355.59


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A             Class B           Interest                   Total
--------------------------------------                       -------             -------           --------                   -----

Principal Funding Account                                       0.00                0.00                0.00                   0.00
Investment Proceeds for Monthly Period                          0.00                0.00                0.00                   0.00
Reserve Account Opening Balance                                    -                0.00                0.00                   0.00
Reserve Account Deposit                                         0.00                0.00                0.00                   0.00
Reserve Draw Amount                                             0.00                0.00                0.00                   0.00
Reserve Account Surplus                                         0.00                0.00                0.00                   0.00
Reserve Account Closing Balance                                 0.00                0.00                0.00                   0.00

Coupon Determination Date                             February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    4.6800%             4.9400%             5.0700%
Monthly Interest Due                                    3,303,300.00          338,115.56          412,078.33           4,053,493.89
Outstanding Monthly Interest Due                                0.00                0.00                0.00                   0.00
Additional Interest Due                                         0.00                0.00                0.00                   0.00
Total Interest Due                                      3,303,300.00          338,115.56          412,078.33           4,053,493.89
Investor Default Amount                                 2,112,205.32          204,819.91          243,223.64           2,560,248.87
Investor Monthly Fees Due                               1,512,500.00          146,666.67          174,166.67           1,833,333.33
Investor Additional Amounts Due
Total Due                                               6,928,005.32          689,602.13          829,468.64           8,447,076.10

Reallocated Investor Finance Charge Collections                                                                       20,192,457.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.5023%
Base Rate                                                                                                                   6.9763%
Excess Spread Percentage                                                                                                   12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A             Class B          Interest               Total
--------------------------------------------                 -------             -------          --------               -----

Beginning Certificates Balance                        907,500,000.00       88,000,000.00      104,500,000.00       1,100,000,000.00
Interest Distributions                                  3,303,300.00          338,115.56          412,078.33           4,053,493.89
Principal Deposits - Prin. Funding Account                      0.00                0.00                0.00                   0.00
Principal Distributions                                         0.00                0.00                0.00                   0.00
Total Distributions                                     3,303,300.00          338,115.56          412,078.33           4,053,493.89
Ending Certificates Balance                           907,500,000.00       88,000,000.00      104,500,000.00       1,100,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $412,078.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $412,078.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00




J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,658,777.19

          a.   Class A Monthly Interest:                                                         $3,303,300.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,112,205.32
          e.   Excess Spread:                                                                   $11,243,271.87

     2.   Class B Available Funds:                                                               $1,615,396.58

          a.   Class B Monthly Interest:                                                           $338,115.56
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,277,281.02

     3.   Collateral Available Funds:                                                            $1,918,283.43

          a.   Excess Spread:                                                                    $1,918,283.43

     4.   Total Excess Spread:                                                                  $14,438,836.33

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $339,662,715.24

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $275,138,944.56

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $275,138,944.56

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,560,248.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $277,699,193.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $277,699,193.44



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $14,438,836.33
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $204,819.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $412,078.33
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $243,223.64
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $11,745,381.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9763%
          b.   Prior Monthly Period                                                                    6.8000%
          c.   Second Prior Monthly Period                                                             6.4437%

     2.   Three Month Average Base Rate                                                                6.7400%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5023%
          b.   Prior Monthly Period                                                                   19.5767%
          c.   Second Prior Monthly Period                                                            18.6197%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2329%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XIX. Series 2003-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------        --------------      -----------
Beginning Invested /Transferor Amount                 925,885,053.59      750,000,000.00     175,885,053.59
Beginning Adjusted Invested Amount                               N/A      750,000,000.00                N/A
Floating Allocation Percentage                                   N/A            81.0036%           18.9964%
Principal Allocation Percentage                                  N/A            81.0036%           18.9964%
Collections of Finance Chg. Receivables                16,975,469.37       13,750,737.17       3,224,732.19
Collections of Principal Receivables                  231,588,214.94      187,594,734.93      43,993,480.01
Defaulted Amount                                        2,154,996.51        1,745,624.23         409,372.28

Ending Invested / Transferor Amounts                  909,488,424.27      750,000,000.00     159,488,424.27


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A             Class B          Interest                  Total
--------------------------------------                       -------             -------          --------                  -----

Principal Funding Account                                       0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                  0.00
Reserve Account Opening Balance                                    -                0.00               0.00                  0.00
Reserve Account Deposit                                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                             0.00                0.00               0.00                  0.00
Reserve Account Surplus                                         0.00                0.00               0.00                  0.00
Reserve Account Closing Balance                                 0.00                0.00               0.00                  0.00

Coupon Determination Date                             February 13, 2006   February 13, 2006  February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    4.6800%             4.9200%            5.0700%
Monthly Interest Due                                    2,252,250.00          229,600.00         280,962.50          2,762,812.50
Outstanding Monthly Interest Due                                0.00                0.00               0.00                  0.00
Additional Interest Due                                         0.00                0.00               0.00                  0.00
Total Interest Due                                      2,252,250.00          229,600.00         280,962.50          2,762,812.50
Investor Default Amount                                 1,440,139.99          139,649.94         165,834.30          1,745,624.23
Investor Monthly Fees Due                               1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                               4,723,639.99          469,249.94         565,546.80          5,758,436.73

Reallocated Investor Finance Charge Collections                                                                     13,766,651.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5008%
Base Rate                                                                                                                 6.9747%
Excess Spread Percentage                                                                                                 12.8131%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                 Class A             Class B         Interest              Total
--------------------------------------------                 -------             -------         --------              -----

Beginning Certificates Balance                        618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                  2,252,250.00          229,600.00         280,962.50          2,762,812.50
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                  0.00
Principal Distributions                                         0.00                0.00               0.00                  0.00
Total Distributions                                     2,252,250.00          229,600.00         280,962.50          2,762,812.50
Ending Certificates Balance                           618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $280,962.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $280,962.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00




J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,357,487.18

          a.   Class A Monthly Interest:                                                         $2,252,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,440,139.99
          e.   Excess Spread:                                                                    $7,665,097.18

     2.   Class B Available Funds:                                                               $1,101,332.09

          a.   Class B Monthly Interest:                                                           $229,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $871,732.09

     3.   Collateral Available Funds:                                                            $1,307,831.86

          a.   Excess Spread:                                                                    $1,307,831.86

     4.   Total Excess Spread:                                                                   $9,844,661.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $231,588,214.94

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $187,594,734.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $187,594,734.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,745,624.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $189,340,359.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $189,340,359.16



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $9,844,661.13
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,649.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $280,962.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $165,834.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,008,214.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9747%
          b.   Prior Monthly Period                                                                    6.7983%
          c.   Second Prior Monthly Period                                                             6.4421%

     2.   Three Month Average Base Rate                                                                6.7384%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5008%
          b.   Prior Monthly Period                                                                   19.5751%
          c.   Second Prior Monthly Period                                                            18.6179%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2313%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XX. Series 2003-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------        --------------      -----------

Beginning Invested /Transferor Amount                 839,469,115.26      680,000,000.00     159,469,115.26
Beginning Adjusted Invested Amount                               N/A      680,000,000.00                N/A
Floating Allocation Percentage                                   N/A            81.0036%           18.9964%
Principal Allocation Percentage                                  N/A            81.0036%           18.9964%
Collections of Finance Chg. Receivables                15,391,092.23       12,467,335.04       2,923,757.19
Collections of Principal Receivables                  209,973,314.88      170,085,893.00      39,887,421.87
Defaulted Amount                                        1,953,863.51        1,582,699.30         371,164.20

Ending Invested / Transferor Amounts                  824,602,838.00      680,000,000.00     144,602,838.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A             Class B          Interest                   Total
--------------------------------------                       -------             -------          --------                   -----

Principal Funding Account                                       0.00                0.00               0.00                   0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                   0.00
Reserve Account Opening Balance                                    -                0.00               0.00                   0.00
Reserve Account Deposit                                 2,941,000.00                0.00               0.00           2,941,000.00
Reserve Draw Amount                                             0.00                0.00               0.00                   0.00
Reserve Account Surplus                                         0.00                0.00               0.00                   0.00
Reserve Account Closing Balance                         2,941,000.00                0.00               0.00           2,941,000.00

Coupon Determination Date                             February 13, 2006   February 13, 2006  February 13, 2006
Coupon February 15, 2006 - March 14, 2006                    1.6900%             1.9000%            5.4700%
Monthly Interest Due                                      828,381.67           64,600.00         216,976.67           1,109,958.33
Outstanding Monthly Interest Due                                0.00                0.00               0.00                   0.00
Additional Interest Due                                         0.00                0.00               0.00                   0.00
Total Interest Due                                        828,381.67           64,600.00         216,976.67           1,109,958.33
Investor Default Amount                                 1,369,034.90           94,961.96         118,702.45           1,582,699.30
Investor Monthly Fees Due                                 980,333.33           68,000.00          85,000.00           1,133,333.33
Investor Additional Amounts Due
Total Due                                               3,177,749.90          227,561.96         420,679.11           3,825,990.97

Reallocated Investor Finance Charge Collections                                                                      11,598,365.78
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           17.9202%
Base Rate                                                                                                                  4.3004%
Excess Spread Percentage                                                                                                  13.7160%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                 Class A             Class B         Interest               Total
--------------------------------------------                 -------             -------         --------               -----

Beginning Certificates Balance                        588,200,000.00       40,800,000.00      51,000,000.00         680,000,000.00
Interest Distributions                                    828,381.67           64,600.00         216,976.67           1,109,958.33
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                   0.00
Principal Distributions                                         0.00                0.00               0.00                   0.00
Total Distributions                                       828,381.67           64,600.00         216,976.67           1,109,958.33
Ending Certificates Balance                           588,200,000.00       40,800,000.00      51,000,000.00         680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

                                     - 82 -


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $216,976.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $216,976.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                              $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,032,586.40

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,369,034.90
          e.   Excess Spread:                                                                    $7,835,169.83

     2.   Class B Available Funds:                                                                 $695,901.95

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $631,301.95

     3.   Collateral Available Funds:                                                              $869,877.43

          a.   Excess Spread:                                                                      $869,877.43

     4.   Total Excess Spread:                                                                   $9,336,349.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $209,973,314.88

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $170,085,893.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $170,085,893.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,582,699.30

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $171,668,592.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $171,668,592.31




M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $9,336,349.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $94,961.96
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $216,976.67
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $118,702.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $2,941,000.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,831,374.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  4.3004%
          b.   Prior Monthly Period                                                                    4.1589%
          c.   Second Prior Monthly Period                                                             3.6966%

     2.   Three Month Average Base Rate                                                                4.0520%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 17.9202%
          b.   Prior Monthly Period                                                                   18.0533%
          c.   Second Prior Monthly Period                                                            17.0944%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.6893%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXI. Series 2004-1 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations           Interest           Interest
----------------------------------                   -----------        --------------      -----------

Beginning Invested /Transferor Amount               987,610,723.83      800,000,000.00     187,610,723.83
Beginning Adjusted Invested Amount                             N/A      800,000,000.00                N/A
Floating Allocation Percentage                                 N/A            81.0036%           18.9964%
Principal Allocation Percentage                                N/A            81.0036%           18.9964%
Collections of Finance Chg. Receivables              18,107,167.33       14,667,452.99       3,439,714.34
Collections of Principal Receivables                247,027,429.27      200,101,050.59      46,926,378.68
Defaulted Amount                                      2,298,662.95        1,861,999.18         436,663.77

Ending Invested / Transferor Amounts                970,120,985.89      800,000,000.00     170,120,985.89


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                 Total
--------------------------------------                     -------             -------          --------                 -----

Principal Funding Account                                     0.00                0.00               0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                 0.00
Reserve Account Opening Balance                                  -                0.00               0.00                 0.00
Reserve Account Deposit                                       0.00                0.00               0.00                 0.00
Reserve Draw Amount                                           0.00                0.00               0.00                 0.00
Reserve Account Surplus                                       0.00                0.00               0.00                 0.00
Reserve Account Closing Balance                               0.00                0.00               0.00                 0.00

Coupon Determination Date                           February 13, 2006   February 13, 2006  February 13, 2006
Coupon February 15, 2006 - March 14, 2006                  4.6500%             4.8200%            5.1200%
Monthly Interest Due                                  2,415,933.33          224,933.33         286,720.00         2,927,586.67
Outstanding Monthly Interest Due                              0.00                0.00               0.00                 0.00
Additional Interest Due                                       0.00                0.00               0.00                 0.00
Total Interest Due                                    2,415,933.33          224,933.33         286,720.00         2,927,586.67
Investor Default Amount                               1,554,769.32          139,649.94         167,579.93         1,861,999.18
Investor Monthly Fees Due                             1,113,333.33          100,000.00         120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                             5,084,035.98          464,583.27         574,299.93         6,122,919.18

Reallocated Investor Finance Charge Collections                                                                  14,665,014.53
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       19.4713%
Base Rate                                                                                                              6.9430%
Excess Spread Percentage                                                                                              12.8131%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions               Class A             Class B         Interest             Total
--------------------------------------------               -------             -------         --------             -----

Beginning Certificates Balance                      668,000,000.00       60,000,000.00      72,000,000.00       800,000,000.00
Interest Distributions                                2,415,933.33          224,933.33         286,720.00         2,927,586.67
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                 0.00
Principal Distributions                                       0.00                0.00               0.00                 0.00
Total Distributions                                   2,415,933.33          224,933.33         286,720.00         2,927,586.67
Ending Certificates Balance                         668,000,000.00       60,000,000.00      72,000,000.00       800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,828,815.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $286,720.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $8,542,095.35

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $12,245,287.13

          a.   Class A Monthly Interest:                                                         $2,415,933.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,554,769.32
          e.   Excess Spread:                                                                    $8,274,584.48

     2.   Class B Available Funds:                                                               $1,099,876.09

          a.   Class B Monthly Interest:                                                           $224,933.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $874,942.76

     3.   Collateral Available Funds:                                                            $1,319,851.31

          a.   Excess Spread:                                                                    $1,319,851.31

     4.   Total Excess Spread:                                                                  $10,469,378.55

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $247,027,429.27

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $200,101,050.59

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $200,101,050.59

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,861,999.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $201,963,049.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $201,963,049.77


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

     1.   Excess Spread:                                                                        $10,469,378.55
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,649.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $286,720.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $167,579.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $8,542,095.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9430%
          b.   Prior Monthly Period                                                                    6.7667%
          c.   Second Prior Monthly Period                                                             6.4104%

     2.   Three Month Average Base Rate                                                                6.7067%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4713%
          b.   Prior Monthly Period                                                                   19.5455%
          c.   Second Prior Monthly Period                                                            18.5843%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2004%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXII. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series               Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations                Interest              Interest
----------------------------------                -----------                --------              --------

Beginning Invested /Transferor Amount             493,805,361.92         400,000,000.00          93,805,361.92
Beginning Adjusted Invested Amount                           N/A         400,000,000.00                    N/A
Floating Allocation Percentage                               N/A               81.0036%               18.9964%
Principal Allocation Percentage                              N/A               81.0036%               18.9964%
Collections of Finance Chg. Receivables             9,053,583.66           7,333,726.49           1,719,857.17
Collections of Principal Receivables              123,513,714.63         100,050,525.30          23,463,189.34
Defaulted Amount                                    1,149,331.47             930,999.59             218,331.88

Ending Invested / Transferor Amounts              485,060,492.94         400,000,000.00          85,060,492.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A                  Class B                Interest            Total
--------------------------------------             -------                  -------                --------            -----

Principal Funding Account                                   0.00                   0.00                   0.00                0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                0.00
Reserve Account Opening Balance                                -                   0.00                   0.00                0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                0.00

Coupon Determination Date                      February 13, 2006      February 13, 2006      February 13, 2006
Coupon February 15, 2006 - March 14, 2006                4.7400%                4.9400%                5.2400%
Monthly Interest Due                                1,231,346.67             115,266.67             146,720.00        1,493,333.33
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                0.00
Additional Interest Due                                     0.00                   0.00                   0.00                0.00
Total Interest Due                                  1,231,346.67             115,266.67             146,720.00        1,493,333.33
Investor Default Amount                               777,384.66              69,824.97              83,789.96          930,999.59
Investor Monthly Fees Due                             556,666.67              50,000.00              60,000.00          666,666.67
Investor Additional Amounts Due
Total Due                                           2,565,397.99             235,091.64             290,509.96        3,090,999.59

Reallocated Investor Finance
  Charge Collections                                                                                                  7,362,047.27
Interest and Principal Funding
  Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5611%
Base Rate                                                                                                                  7.0393%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions        Class A                  Class B                Interest            Total
--------------------------------------------         -------                  -------                --------            -----

Beginning Certificates Balance                    334,000,000.00          30,000,000.00          36,000,000.00      400,000,000.00
Interest Distributions                              1,231,346.67             115,266.67             146,720.00        1,493,333.33
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                0.00
Principal Distributions                                     0.00                   0.00                   0.00                0.00
Total Distributions                                 1,231,346.67             115,266.67             146,720.00        1,493,333.33
Ending Certificates Balance                       334,000,000.00          30,000,000.00          36,000,000.00      400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,417,767.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $146,720.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,271,047.67

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $6,147,309.47

          a.   Class A Monthly Interest:                                                         $1,231,346.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $777,384.66
          e.   Excess Spread:                                                                    $4,138,578.14

     2.   Class B Available Funds:                                                                 $552,153.54

          a.   Class B Monthly Interest:                                                           $115,266.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $436,886.88

     3.   Collateral Available Funds:                                                              $662,584.25

          a.   Excess Spread:                                                                      $662,584.25

     4.   Total Excess Spread:                                                                   $5,238,049.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $123,513,714.63

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                         $100,050,525.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $100,050,525.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                             $930,999.59

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $100,981,524.89

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $100,981,524.89


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $5,238,049.27
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $69,824.97
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $146,720.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $83,789.96
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,271,047.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.0393%
          b.   Prior Monthly Period                                                                    6.8630%
          c.   Second Prior Monthly Period                                                             6.5067%

     2.   Three Month Average Base Rate                                                                6.8030%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5611%
          b.   Prior Monthly Period                                                                   19.6356%
          c.   Second Prior Monthly Period                                                            18.6867%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2945%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXIII. Series 2004-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                      Series             Total Investor            Transferors
A. Investor/Transferor Allocations                 Allocations              Interest                Interest
----------------------------------                 -----------              --------                --------

Beginning Invested /Transferor Amount             740,708,042.88         600,000,000.00         140,708,042.88
Beginning Adjusted Invested Amount                           N/A         600,000,000.00                    N/A
Floating Allocation Percentage                               N/A               81.0036%               18.9964%
Principal Allocation Percentage                              N/A               81.0036%               18.9964%
Collections of Finance Chg. Receivables            13,580,375.49          11,000,589.74           2,579,785.75
Collections of Principal Receivables              185,270,571.95         150,075,787.94          35,194,784.01
Defaulted Amount                                    1,723,997.21           1,396,499.39             327,497.83

Ending Invested / Transferor Amounts              727,590,739.41         600,000,000.00         127,590,739.41


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements               Class A                  Class B                Interest           Total
--------------------------------------               -------                  -------                --------           -----

Principal Funding Account                                   0.00                   0.00                   0.00               0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00               0.00
Reserve Account Opening Balance                                -                   0.00                   0.00               0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00               0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00               0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00               0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00               0.00

Coupon Determination Date                       February 13, 2006      February 13, 2006     February 13, 2006
Coupon February 15, 2006 - March 14, 2006                4.3500%                4.5500%                5.0400%
Monthly Interest Due                                1,892,250.00             113,750.00             188,160.00       2,194,160.00
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00               0.00
Additional Interest Due                                     0.00                   0.00                   0.00               0.00
Total Interest Due                                  1,892,250.00             113,750.00             188,160.00       2,194,160.00
Investor Default Amount                             1,214,954.47              69,824.97             111,719.95       1,396,499.39
Investor Monthly Fees Due                             870,000.00              50,000.00              80,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,977,204.47             233,574.97             379,879.95       4,590,659.39

Reallocated Investor Finance
  Charge Collections                                                                                                11,448,637.16
Interest and Principal Funding
  Investment Proceeds                                                                                                        0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          20.3835%
Base Rate                                                                                                                 6.9397%
Excess Spread Percentage                                                                                                 13.7160%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions         Class A                  Class B                Interest           Total
--------------------------------------------         -------                  -------                --------           -----

Beginning Certificates Balance                    522,000,000.00          30,000,000.00          48,000,000.00     600,000,000.00
Interest Distributions                              1,892,250.00             113,750.00             188,160.00       2,194,160.00
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00               0.00
Principal Distributions                                     0.00                   0.00                   0.00               0.00
Total Distributions                                 1,892,250.00             113,750.00             188,160.00       2,194,160.00
Ending Certificates Balance                       522,000,000.00          30,000,000.00          48,000,000.00     600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,046,137.77

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $188,160.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,857,977.77

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,960,314.33

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,214,954.47
          e.   Excess Spread:                                                                    $6,853,109.86

     2.   Class B Available Funds:                                                                 $572,431.86

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $458,681.86

     3.   Collateral Available Funds:                                                              $915,890.97

          a.   Excess Spread:                                                                      $915,890.97

     4.   Total Excess Spread:                                                                   $8,227,682.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $185,270,571.95

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $150,075,787.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $150,075,787.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,396,499.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $151,472,287.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $151,472,287.33

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $8,227,682.69
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $69,824.97
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $188,160.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $111,719.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,857,977.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9397%
          b.   Prior Monthly Period                                                                    6.7064%
          c.   Second Prior Monthly Period                                                             5.9339%

     2.   Three Month Average Base Rate                                                                6.5267%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.3835%
          b.   Prior Monthly Period                                                                   20.4365%
          c.   Second Prior Monthly Period                                                            19.4760%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         20.0987%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXIV. Series 2004-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series            Total Investor           Transferors
A. Investor/Transferor Allocations               Allocations             Interest                Interest
----------------------------------               -----------             --------                --------

Beginning Invested /Transferor Amount          1,357,964,745.27       1,100,000,000.00         257,964,745.27
Beginning Adjusted Invested Amount                          N/A       1,100,000,000.00                    N/A
Floating Allocation Percentage                              N/A               81.0036%               18.9964%
Principal Allocation Percentage                             N/A               81.0036%               18.9964%
Collections of Finance Chg. Receivables           24,897,355.07          20,167,747.86           4,729,607.22
Collections of Principal Receivables             339,662,715.24         275,138,944.56          64,523,770.68
Defaulted Amount                                   3,160,661.56           2,560,248.87             600,412.68

Ending Invested / Transferor Amounts           1,333,916,355.59       1,100,000,000.00         233,916,355.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A                  Class B                Interest             Total
--------------------------------------             -------                  -------                --------             -----

Principal Funding Account                                  0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                   0.00                 0.00
Reserve Account Opening Balance                               -                   0.00                   0.00                 0.00
Reserve Account Deposit                                    0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                        0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                    0.00                   0.00                   0.00                 0.00
Reserve Account Closing Balance                            0.00                   0.00                   0.00                 0.00

Coupon Determination Date                     February 13, 2006      February 13, 2006      February 13, 2006
Coupon February 15, 2006 - March 14, 2006               4.6600%                4.8500%                5.0400%
Monthly Interest Due                               3,329,052.22             311,208.33             388,080.00         4,028,340.56
Outstanding Monthly Interest Due                           0.00                   0.00                   0.00                 0.00
Additional Interest Due                                    0.00                   0.00                   0.00                 0.00
Total Interest Due                                 3,329,052.22             311,208.33             388,080.00         4,028,340.56
Investor Default Amount                            2,137,807.81             192,018.67             230,422.40         2,560,248.87
Investor Monthly Fees Due                          1,530,833.33             137,500.00             165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                          6,997,693.37             640,727.00             783,502.40         8,421,922.76

Reallocated Investor Finance
  Charge Collections                                                                                                 20,167,303.87
Interest and Principal Funding
  Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.4745%
Base Rate                                                                                                                  6.9465%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A                  Class B                Interest             Total
--------------------------------------------       -------                  -------                --------             -----

Beginning Certificates Balance                   918,500,000.00          82,500,000.00          99,000,000.00     1,100,000,000.00
Interest Distributions                             3,329,052.22             311,208.33             388,080.00         4,028,340.56
Principal Deposits - Prin. Funding Account                 0.00                   0.00                   0.00                 0.00
Principal Distributions                                    0.00                   0.00                   0.00                 0.00
Total Distributions                                3,329,052.22             311,208.33             388,080.00         4,028,340.56
Ending Certificates Balance                      918,500,000.00          82,500,000.00          99,000,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $12,133,461.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $388,080.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,745,381.11

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,839,698.73

          a.   Class A Monthly Interest:                                                         $3,329,052.22
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,137,807.81
          e.   Excess Spread:                                                                   $11,372,838.70

     2.   Class B Available Funds:                                                               $1,512,547.79

          a.   Class B Monthly Interest:                                                           $311,208.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,201,339.46

     3.   Collateral Available Funds:                                                            $1,815,057.35

          a.   Excess Spread:                                                                    $1,815,057.35

     4.   Total Excess Spread:                                                                  $14,389,235.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $339,662,715.24

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $275,138,944.56

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $275,138,944.56

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,560,248.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $277,699,193.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $277,699,193.44

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $14,389,235.50
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $192,018.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $388,080.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $230,422.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $11,745,381.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9465%
          b.   Prior Monthly Period                                                                    6.7702%
          c.   Second Prior Monthly Period                                                             6.4139%

     2.   Three Month Average Base Rate                                                                6.7102%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4745%
          b.   Prior Monthly Period                                                                   19.5488%
          c.   Second Prior Monthly Period                                                            18.5879%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2037%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXV. Series 2004-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                   Series               Total Investor          Transferors
A. Investor/Transferor Allocations              Allocations                Interest               Interest
----------------------------------              -----------                --------               --------
Beginning Invested /Transferor Amount          1,234,513,404.79       1,000,000,000.00         234,513,404.79
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                              N/A               81.0036%               18.9964%
Principal Allocation Percentage                             N/A               81.0036%               18.9964%
Collections of Finance Chg. Receivables           22,633,959.16          18,334,316.23           4,299,642.92
Collections of Principal Receivables             308,784,286.58         250,126,313.24          58,657,973.35
Defaulted Amount                                   2,873,328.69           2,327,498.98             545,829.71

Ending Invested / Transferor Amounts           1,212,651,232.36       1,000,000,000.00         212,651,232.36


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements              Class A                    Class B            Interest            Total
--------------------------------------              -------                    -------            --------            -----

Principal Funding Account                                  0.00                   0.00                   0.00                0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                   0.00                0.00
Reserve Account Opening Balance                               -                   0.00                   0.00                0.00
Reserve Account Deposit                                    0.00                   0.00                   0.00                0.00
Reserve Draw Amount                                        0.00                   0.00                   0.00                0.00
Reserve Account Surplus                                    0.00                   0.00                   0.00                0.00
Reserve Account Closing Balance                            0.00                   0.00                   0.00                0.00

Coupon Determination Date                     February 13, 2006       February 13, 2006     February 13, 2006
Coupon February 15, 2006 - March 14, 2006               4.6600%                4.8200%                5.0300%
Monthly Interest Due                               3,026,411.11             281,166.67             352,100.00        3,659,677.78
Outstanding Monthly Interest Due                           0.00                   0.00                   0.00                0.00
Additional Interest Due                                    0.00                   0.00                   0.00                0.00
Total Interest Due                                 3,026,411.11             281,166.67             352,100.00        3,659,677.78
Investor Default Amount                            1,943,461.65             174,562.42             209,474.91        2,327,498.98
Investor Monthly Fees Due                          1,391,666.67             125,000.00             150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                          6,361,539.42             580,729.09             711,574.91        7,653,843.42

Reallocated Investor Finance
  Charge Collections                                                                                                18,331,462.61
Interest and Principal Funding
  Investment Proceeds                                                                                                        0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.4715%
Base Rate                                                                                                                 6.9433%
Excess Spread Percentage                                                                                                 12.8131%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions    Class A                  Class B                Interest            Total
--------------------------------------------    -------                  -------                --------            -----

Beginning Certificates Balance                   835,000,000.00          75,000,000.00          90,000,000.00    1,000,000,000.00
Interest Distributions                             3,026,411.11             281,166.67             352,100.00        3,659,677.78
Principal Deposits - Prin. Funding Account                 0.00                   0.00                   0.00                0.00
Principal Distributions                                    0.00                   0.00                   0.00                0.00
Total Distributions                                3,026,411.11             281,166.67             352,100.00        3,659,677.78
Ending Certificates Balance                      835,000,000.00          75,000,000.00          90,000,000.00    1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,029,719.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $352,100.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $10,677,619.19

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,306,771.28

          a.   Class A Monthly Interest:                                                         $3,026,411.11
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,943,461.65
          e.   Excess Spread:                                                                   $10,336,898.52

     2.   Class B Available Funds:                                                               $1,374,859.70

          a.   Class B Monthly Interest:                                                           $281,166.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,093,693.03

     3.   Collateral Available Funds:                                                            $1,649,831.63

          a.   Excess Spread:                                                                    $1,649,831.63

     4.   Total Excess Spread:                                                                  $13,080,423.18

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $308,784,286.58

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $250,126,313.24

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $250,126,313.24

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,327,498.98

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $252,453,812.22

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $252,453,812.22

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $13,080,423.18
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $174,562.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $352,100.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $209,474.91
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $10,677,619.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9433%
          b.   Prior Monthly Period                                                                    6.7670%
          c.   Second Prior Monthly Period                                                             6.4107%

     2.   Three Month Average Base Rate                                                                6.7070%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4715%
          b.   Prior Monthly Period                                                                   19.5458%
          c.   Second Prior Monthly Period                                                            18.5845%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2006%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXVI. Series 2005-1 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest                Interest
----------------------------------                -----------             --------                --------
Beginning Invested /Transferor Amount            740,708,042.88         600,000,000.00         140,708,042.88
Beginning Adjusted Invested Amount                          N/A         600,000,000.00                    N/A
Floating Allocation Percentage                              N/A               81.0036%               18.9964%
Principal Allocation Percentage                             N/A               81.0036%               18.9964%
Collections of Finance Chg. Receivables           13,580,375.49          11,000,589.74           2,579,785.75
Collections of Principal Receivables             185,270,571.95         150,075,787.94          35,194,784.01
Defaulted Amount                                   1,723,997.21           1,396,499.39             327,497.83

Ending Invested / Transferor Amounts             727,590,739.41         600,000,000.00         127,590,739.41


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements            Class A                  Class B                Interest             Total
--------------------------------------            -------                  -------                --------             -----

Principal Funding Account                                  0.00                   0.00                   0.00              0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                   0.00              0.00
Reserve Account Opening Balance                               -                   0.00                   0.00              0.00
Reserve Account Deposit                                    0.00                   0.00                   0.00              0.00
Reserve Draw Amount                                        0.00                   0.00                   0.00              0.00
Reserve Account Surplus                                    0.00                   0.00                   0.00              0.00
Reserve Account Closing Balance                            0.00                   0.00                   0.00              0.00

Coupon Determination Date                      February 13, 2006     February 13, 2006      February 13, 2006
Coupon February 15, 2006 - March 14, 2006               4.6000%                4.6900%                4.9000%
Monthly Interest Due                               1,792,466.67             164,150.00             205,800.00      2,162,416.67
Outstanding Monthly Interest Due                           0.00                   0.00                   0.00              0.00
Additional Interest Due                                    0.00                   0.00                   0.00              0.00
Total Interest Due                                 1,792,466.67             164,150.00             205,800.00      2,162,416.67
Investor Default Amount                            1,166,076.99             104,737.45             125,684.94      1,396,499.39
Investor Monthly Fees Due                            835,000.00              75,000.00              90,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                          3,793,543.65             343,887.45             421,484.94      4,558,916.05

Reallocated Investor Finance
  Charge Collections                                                                                              10,965,487.56
Interest and Principal Funding
  Investment Proceeds                                                                                                      0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        19.4038%
Base Rate                                                                                                               6.8707%
Excess Spread Percentage                                                                                               12.8131%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions  Class A                  Class B                Interest               Total
--------------------------------------------  -------                  -------                --------               -----

Beginning Certificates Balance                   501,000,000.00          45,000,000.00          54,000,000.00    600,000,000.00
Interest Distributions                             1,792,466.67             164,150.00             205,800.00      2,162,416.67
Principal Deposits - Prin. Funding Account                 0.00                   0.00                   0.00              0.00
Principal Distributions                                    0.00                   0.00                   0.00              0.00
Total Distributions                                1,792,466.67             164,150.00             205,800.00      2,162,416.67
Ending Certificates Balance                      501,000,000.00          45,000,000.00          54,000,000.00    600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.58

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.65

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.65

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,612,371.51

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $205,800.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,406,571.51

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

                                     - 113 -

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,156,182.12

          a.   Class A Monthly Interest:                                                         $1,792,466.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,166,076.99
          e.   Excess Spread:                                                                    $6,197,638.46

     2.   Class B Available Funds:                                                                 $822,411.57

          a.   Class B Monthly Interest:                                                           $164,150.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $658,261.57

     3.   Collateral Available Funds:                                                              $986,893.88

          a.   Excess Spread:                                                                      $986,893.88

     4.   Total Excess Spread:                                                                   $7,842,793.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $185,270,571.95

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $150,075,787.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $150,075,787.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,396,499.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $151,472,287.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $151,472,287.33

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $7,842,793.91
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $104,737.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $205,800.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $125,684.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,406,571.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8707%
          b.   Prior Monthly Period                                                                    6.6944%
          c.   Second Prior Monthly Period                                                             6.3381%

     2.   Three Month Average Base Rate                                                                6.6344%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4038%
          b.   Prior Monthly Period                                                                   19.4779%
          c.   Second Prior Monthly Period                                                            18.5073%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.1297%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXVII. Series 2005-2 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations            Interest             Interest
----------------------------------                  -----------            --------             --------
Beginning Invested /Transferor Amount               740,708,042.88      600,000,000.00       140,708,042.88
Beginning Adjusted Invested Amount                             N/A      600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A            81.0036%             18.9964%
Principal Allocation Percentage                                N/A            81.0036%             18.9964%
Collections of Finance Chg. Receivables              13,580,375.49       11,000,589.74         2,579,785.75
Collections of Principal Receivables                185,270,571.95      150,075,787.94        35,194,784.01
Defaulted Amount                                      1,723,997.21        1,396,499.39           327,497.83

Ending Invested / Transferor Amounts                727,590,739.41      600,000,000.00       127,590,739.41


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                 Class A               Class B              Interest            Total
--------------------------------------                 -------               -------              --------            -----

Principal Funding Account                                     0.00                0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00                 0.00                0.00
Reserve Account Opening Balance                                  -                0.00                 0.00                0.00
Reserve Account Deposit                                       0.00                0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                0.00                 0.00                0.00
Reserve Account Closing Balance                               0.00                0.00                 0.00                0.00

Coupon Determination Date                        February 13, 2006   February 13, 2006    February 13, 2006
Coupon February 15, 2006 - March 14, 2006                  4.6700%             4.8500%              5.0600%
Monthly Interest Due                                  1,819,743.33          169,750.00           212,520.00        2,202,013.33
Outstanding Monthly Interest Due                              0.00                0.00                 0.00                0.00
Additional Interest Due                                       0.00                0.00                 0.00                0.00
Total Interest Due                                    1,819,743.33          169,750.00           212,520.00        2,202,013.33
Investor Default Amount                               1,166,076.99          104,737.45           125,684.94        1,396,499.39
Investor Monthly Fees Due                               835,000.00           75,000.00            90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,820,820.32          349,487.45           428,204.94        4,598,512.72

Reallocated Investor Finance
  Charge Collections                                                                                              11,005,084.23
Interest and Principal Funding
  Investment Proceeds                                                                                                      0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        19.4841%
Base Rate                                                                                                               6.9568%
Excess Spread Percentage                                                                                               12.8131%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A               Class B              Interest            Total
--------------------------------------------          -------               -------              --------            -----

Beginning Certificates Balance                      501,000,000.00       45,000,000.00        54,000,000.00      600,000,000.00
Interest Distributions                                1,819,743.33          169,750.00           212,520.00        2,202,013.33
Principal Deposits - Prin. Funding Account                    0.00                0.00                 0.00                0.00
Principal Distributions                                       0.00                0.00                 0.00                0.00
Total Distributions                                   1,819,743.33          169,750.00           212,520.00        2,202,013.33
Ending Certificates Balance                         501,000,000.00       45,000,000.00        54,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.63

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.63

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,619,091.51

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $212,520.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,406,571.51

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,189,245.33

          a.   Class A Monthly Interest:                                                         $1,819,743.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,166,076.99
          e.   Excess Spread:                                                                    $6,203,425.01

     2.   Class B Available Funds:                                                                 $825,381.32

          a.   Class B Monthly Interest:                                                           $169,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $655,631.32

     3.   Collateral Available Funds:                                                              $990,457.58

          a.   Excess Spread:                                                                      $990,457.58

     4.   Total Excess Spread:                                                                   $7,849,513.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $185,270,571.95

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $150,075,787.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $150,075,787.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,396,499.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $151,472,287.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $151,472,287.33

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $7,849,513.91
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $104,737.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $212,520.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $125,684.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,406,571.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9568%
          b.   Prior Monthly Period                                                                    6.7804%
          c.   Second Prior Monthly Period                                                             6.4242%

     2.   Three Month Average Base Rate                                                                6.7205%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4841%
          b.   Prior Monthly Period                                                                   19.5584%
          c.   Second Prior Monthly Period                                                            18.5989%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.2138%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXVIII. Series 2005-3 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest           Interest
----------------------------------                     -----------         --------           --------
Beginning Invested /Transferor Amount                864,159,383.35      700,000,000.00      164,159,383.35
Beginning Adjusted Invested Amount                              N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            81.0036%            18.9964%
Principal Allocation Percentage                                 N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables               15,843,771.41       12,834,021.36        3,009,750.05
Collections of Principal Receivables                 216,149,000.61      175,088,419.27       41,060,581.34
Defaulted Amount                                       2,011,330.08        1,629,249.28          382,080.80

Ending Invested / Transferor Amounts                 848,855,862.65      700,000,000.00      148,855,862.65


--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                Class A               Class B             Interest            Total
--------------------------------------                -------               -------             --------            -----

Principal Funding Account                                      0.00                0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                0.00
Reserve Account Opening Balance                                   -                0.00                0.00                0.00
Reserve Account Deposit                                        0.00                0.00                0.00                0.00
Reserve Draw Amount                                            0.00                0.00                0.00                0.00
Reserve Account Surplus                                        0.00                0.00                0.00                0.00
Reserve Account Closing Balance                                0.00                0.00                0.00                0.00

Coupon Determination Date                         February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                   4.5700%             4.7100%             4.8200%
Monthly Interest Due                                   2,077,572.78          192,325.00          236,180.00        2,506,077.78
Outstanding Monthly Interest Due                               0.00                0.00                0.00                0.00
Additional Interest Due                                        0.00                0.00                0.00                0.00
Total Interest Due                                     2,077,572.78          192,325.00          236,180.00        2,506,077.78
Investor Default Amount                                1,360,423.15          122,193.70          146,632.44        1,629,249.28
Investor Monthly Fees Due                                974,166.67           87,500.00          105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,412,162.60          402,018.70          487,812.44        5,301,993.73

Reallocated Investor Finance
  Charge Collections                                                                                              12,776,327.16
Interest and Principal
  Funding Investment Proceeds                                                                                              0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        19.3747%
Base Rate                                                                                                               6.8396%
Excess Spread Percentage                                                                                               12.8131%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A               Class B             Interest            Total
--------------------------------------------           -------               -------             --------            -----

Beginning Certificates Balance                       584,500,000.00       52,500,000.00       63,000,000.00      700,000,000.00
Interest Distributions                                 2,077,572.78          192,325.00          236,180.00        2,506,077.78
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                0.00
Principal Distributions                                        0.00                0.00                0.00                0.00
Total Distributions                                    2,077,572.78          192,325.00          236,180.00        2,506,077.78
Ending Certificates Balance                          584,500,000.00       52,500,000.00       63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,710,513.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $236,180.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,474,333.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,668,233.18

          a.   Class A Monthly Interest:                                                         $2,077,572.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,360,423.15
          e.   Excess Spread:                                                                    $7,230,237.25

     2.   Class B Available Funds:                                                                 $958,224.54

          a.   Class B Monthly Interest:                                                           $192,325.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $765,899.54

     3.   Collateral Available Funds:                                                            $1,149,869.44

          a.   Excess Spread:                                                                    $1,149,869.44

     4.   Total Excess Spread:                                                                   $9,146,006.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $216,149,000.61

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $175,088,419.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,088,419.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,629,249.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $176,717,668.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $176,717,668.55

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $9,146,006.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $122,193.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $236,180.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $146,632.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,474,333.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8395%
          b.   Prior Monthly Period                                                                    6.6632%
          c.   Second Prior Monthly Period                                                             6.3070%

     2.   Three Month Average Base Rate                                                                6.6033%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.3747%
          b.   Prior Monthly Period                                                                   19.4488%
          c.   Second Prior Monthly Period                                                            18.4741%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.0992%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXIX. Series 2005-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series            Total Investor       Transferors
A. Investor/Transferor Allocations                             Allocations            Interest            Interest
----------------------------------                             -----------            --------            --------
Beginning Invested /Transferor Amount                      617,256,702.40      500,000,000.00      117,256,702.40
Beginning Adjusted Invested Amount                                    N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                        N/A            81.0036%            18.9964%
Principal Allocation Percentage                                       N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                     11,316,979.58        9,167,158.12        2,149,821.46
Collections of Principal Receivables                       154,392,143.29      125,063,156.62       29,328,986.67
Defaulted Amount                                             1,436,664.34        1,163,749.49          272,914.85

Ending Invested / Transferor Amounts                       606,325,616.18      500,000,000.00      106,325,616.18


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
B. Monthly Period Funding Requirements                        Class A               Class B             Interest           Total
--------------------------------------                        -------               -------             --------           -----

Principal Funding Account                                            0.00                0.00                0.00               0.00
Investment Proceeds for Monthly Period                               0.00                0.00                0.00               0.00
Reserve Account Opening Balance                                         -                0.00                0.00               0.00
Reserve Account Deposit                                              0.00                0.00                0.00               0.00
Reserve Draw Amount                                                  0.00                0.00                0.00               0.00
Reserve Account Surplus                                              0.00                0.00                0.00               0.00
Reserve Account Closing Balance                                      0.00                0.00                0.00               0.00

Coupon Determination Date                               February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                         4.6400%             4.8200%             4.9900%
Monthly Interest Due                                         1,506,711.11          140,583.33          174,650.00       1,821,944.44
Outstanding Monthly Interest Due                                     0.00                0.00                0.00               0.00
Additional Interest Due                                              0.00                0.00                0.00               0.00
Total Interest Due                                           1,506,711.11          140,583.33          174,650.00       1,821,944.44
Investor Default Amount                                        971,730.82           87,281.21          104,737.45       1,163,749.49
Investor Monthly Fees Due                                      695,833.33           62,500.00           75,000.00         833,333.33
Investor Additional Amounts Due
Total Due                                                    3,174,275.27          290,364.54          354,387.45       3,819,027.27

Reallocated Investor Finance Charge Collections                                                                         9,157,836.86
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.4523%
Base Rate                                                                                                                    6.9227%
Excess Spread Percentage                                                                                                    12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
C. Certificates - Balances and Distributions                  Class A               Class B             Interest           Total
--------------------------------------------                  -------               -------             --------           -----

Beginning Certificates Balance                             417,500,000.00       37,500,000.00       45,000,000.00     500,000,000.00
Interest Distributions                                       1,506,711.11          140,583.33          174,650.00       1,821,944.44
Principal Deposits - Prin. Funding Account                           0.00                0.00                0.00               0.00
Principal Distributions                                              0.00                0.00                0.00               0.00
Total Distributions                                          1,506,711.11          140,583.33          174,650.00       1,821,944.44
Ending Certificates Balance                                417,500,000.00       37,500,000.00       45,000,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
   Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,513,459.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $174,650.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,338,809.59

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,646,793.78

          a.   Class A Monthly Interest:                                                         $1,506,711.11
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $971,730.82
          e.   Excess Spread:                                                                    $5,168,351.84

     2.   Class B Available Funds:                                                                 $686,837.76

          a.   Class B Monthly Interest:                                                           $140,583.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $546,254.43

     3.   Collateral Available Funds:                                                              $824,205.32

          a.   Excess Spread:                                                                     $824,205.32

     4.   Total Excess Spread:                                                                  $6,538,811.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $154,392,143.29

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $125,063,156.62

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $125,063,156.62

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,163,749.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $126,226,906.11

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $126,226,906.11


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $6,538,811.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $87,281.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $174,650.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $104,737.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,338,809.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9227%
          b.   Prior Monthly Period                                                                    6.7464%
          c.   Second Prior Monthly Period                                                             6.3901%

     2.   Three Month Average Base Rate                                                                6.6864%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4523%
          b.   Prior Monthly Period                                                                   19.5265%
          c.   Second Prior Monthly Period                                                            18.5626%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.1805%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2005-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series            Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations            Interest            Interest
----------------------------------                       -----------            --------            --------
Beginning Invested /Transferor Amount                1,357,964,745.27    1,100,000,000.00      257,964,745.27
Beginning Adjusted Invested Amount                                N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            81.0036%            18.9964%
Principal Allocation Percentage                                   N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                 24,897,355.07       20,167,747.86        4,729,607.22
Collections of Principal Receivables                   339,662,715.24      275,138,944.56       64,523,770.68
Defaulted Amount                                         3,160,661.56        2,560,248.87          600,412.68

Ending Invested / Transferor Amounts                 1,333,916,355.59    1,100,000,000.00      233,916,355.59


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                       Class A               Class B             Interest             Total
--------------------------------------                       -------               -------             --------             -----

Principal Funding Account                                        0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                0.00                0.00                 0.00
Reserve Account Opening Balance                                     -                0.00                0.00                 0.00
Reserve Account Deposit                                          0.00                0.00                0.00                 0.00
Reserve Draw Amount                                              0.00                0.00                0.00                 0.00
Reserve Account Surplus                                          0.00                0.00                0.00                 0.00
Reserve Account Closing Balance                                  0.00                0.00                0.00                 0.00

Coupon Determination Date                           February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                     4.6100%             4.7500%             4.8900%
Monthly Interest Due                                     3,293,332.78          304,791.67          376,530.00         3,974,654.44
Outstanding Monthly Interest Due                                 0.00                0.00                0.00                 0.00
Additional Interest Due                                          0.00                0.00                0.00                 0.00
Total Interest Due                                       3,293,332.78          304,791.67          376,530.00         3,974,654.44
Investor Default Amount                                  2,137,807.81          192,018.67          230,422.40         2,560,248.87
Investor Monthly Fees Due                                1,530,833.33          137,500.00          165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                                6,961,973.92          634,310.33          771,952.40         8,368,236.65

Reallocated Investor Finance Charge Collections                                                                      20,113,617.76
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.4151%
Base Rate                                                                                                                  6.8828%
Excess Spread Percentage                                                                                                  12.8131%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A           Class B             Interest             Total
--------------------------------------------                 -------           -------             --------             -----

Beginning Certificates Balance                         918,500,000.00       82,500,000.00       99,000,000.00     1,100,000,000.00
Interest Distributions                                   3,293,332.78          304,791.67          376,530.00         3,974,654.44
Principal Deposits - Prin. Funding Account                       0.00                0.00                0.00                 0.00
Principal Distributions                                          0.00                0.00                0.00                 0.00
Total Distributions                                      3,293,332.78          304,791.67          376,530.00         3,974,654.44
Ending Certificates Balance                            918,500,000.00       82,500,000.00       99,000,000.00     1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.59

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.59

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
   Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $12,121,911.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $376,530.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,745,381.11

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,794,870.83

          a.   Class A Monthly Interest:                                                         $3,293,332.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,137,807.81
          e.   Excess Spread:                                                                   $11,363,730.24

     2.   Class B Available Funds:                                                               $1,508,521.33

          a.   Class B Monthly Interest:                                                           $304,791.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,203,729.67

     3.   Collateral Available Funds:                                                            $1,810,225.60

          a.   Excess Spread:                                                                    $1,810,225.60

     4.   Total Excess Spread:                                                                  $14,377,685.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $339,662,715.24

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $275,138,944.56

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $275,138,944.56

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,560,248.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $277,699,193.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $277,699,193.44


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $14,377,685.50
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $192,018.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $376,530.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $230,422.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $11,745,381.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8828%
          b.   Prior Monthly Period                                                                    6.7065%
          c.   Second Prior Monthly Period                                                             6.3503%

     2.   Three Month Average Base Rate                                                                6.6465%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4151%
          b.   Prior Monthly Period                                                                   19.4893%
          c.   Second Prior Monthly Period                                                            18.5202%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.1415%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2005-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series             Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest             Interest
----------------------------------                       -----------             --------             --------
Beginning Invested /Transferor Amount                  864,159,383.35       700,000,000.00       164,159,383.35
Beginning Adjusted Invested Amount                                N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             81.0036%             18.9964%
Principal Allocation Percentage                                   N/A             81.0036%             18.9964%
Collections of Finance Chg. Receivables                 15,843,771.41        12,834,021.36         3,009,750.05
Collections of Principal Receivables                   216,149,000.61       175,088,419.27        41,060,581.34
Defaulted Amount                                         2,011,330.08         1,629,249.28           382,080.80

Ending Invested / Transferor Amounts                   848,855,862.65       700,000,000.00       148,855,862.65


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Collateral
B. Monthly Period Funding Requirements                       Class A                Class B              Interest            Total
--------------------------------------                       -------                -------              --------            -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Account Opening Balance                                     -                 0.00                 0.00                0.00
Reserve Account Deposit                                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00
Reserve Account Closing Balance                                  0.00                 0.00                 0.00                0.00

Coupon Determination Date                           February 13, 2006    February 13, 2006    February 13, 2006
Coupon February 15, 2006 - March 14, 2006                     4.5700%              4.7100%              4.8200%
Monthly Interest Due                                     2,077,572.78           192,325.00           236,180.00        2,506,077.78
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       2,077,572.78           192,325.00           236,180.00        2,506,077.78
Investor Default Amount                                  1,360,423.15           122,193.70           146,632.44        1,629,249.28
Investor Monthly Fees Due                                  974,166.67            87,500.00           105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                4,412,162.60           402,018.70           487,812.44        5,301,993.73

Reallocated Investor Finance Charge Collections                                                                       12,776,327.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.3747%
Base Rate                                                                                                                   6.8396%
Excess Spread Percentage                                                                                                   12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A            Class B              Interest            Total
--------------------------------------------                 -------            -------              --------            -----

Beginning Certificates Balance                         584,500,000.00        52,500,000.00        63,000,000.00      700,000,000.00
Interest Distributions                                   2,077,572.78           192,325.00           236,180.00        2,506,077.78
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      2,077,572.78           192,325.00           236,180.00        2,506,077.78
Ending Certificates Balance                            584,500,000.00        52,500,000.00        63,000,000.00      700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,710,513.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $236,180.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,474,333.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,668,233.18

          a.   Class A Monthly Interest:                                                         $2,077,572.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):                                      $1,360,423.15
          e.   Excess Spread:                                                                    $7,230,237.25

     2.   Class B Available Funds:                                                                 $958,224.54

          a.   Class B Monthly Interest:                                                           $192,325.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $765,899.54

     3.   Collateral Available Funds:                                                            $1,149,869.44

          a.   Excess Spread:                                                                    $1,149,869.44

     4.   Total Excess Spread:                                                                   $9,146,006.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $216,149,000.61

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $175,088,419.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,088,419.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,629,249.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $176,717,668.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $176,717,668.55


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $9,146,006.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $122,193.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $236,180.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $146,632.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,474,333.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8395%
          b.   Prior Monthly Period                                                                    6.6632%
          c.   Second Prior Monthly Period                                                             6.3070%

     2.   Three Month Average Base Rate                                                                6.6033%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.3747%
          b.   Prior Monthly Period                                                                   19.4488%
          c.   Second Prior Monthly Period                                                            18.4741%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.0992%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2005-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                              Series            Total Investor       Transferors
A. Investor/Transferor Allocations                          Allocations            Interest            Interest
----------------------------------                          -----------         --------------       -----------

Beginning Invested /Transferor Amount                     864,159,383.35      700,000,000.00      164,159,383.35
Beginning Adjusted Invested Amount                                   N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                       N/A            81.0036%            18.9964%
Principal Allocation Percentage                                      N/A            81.0036%            18.9964%
Collections of Finance Chg. Receivables                    15,843,771.41       12,834,021.36        3,009,750.05
Collections of Principal Receivables                      216,149,000.61      175,088,419.27       41,060,581.34
Defaulted Amount                                            2,011,330.08        1,629,249.28          382,080.80

Ending Invested / Transferor Amounts                      848,855,862.65      700,000,000.00      148,855,862.65


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Collateral
B. Monthly Period Funding Requirements                         Class A               Class B             Interest            Total
--------------------------------------                         -------               -------             --------            -----

Principal Funding Account                                           0.00                0.00                0.00                0.00
Investment Proceeds for Monthly Period                              0.00                0.00                0.00                0.00
Reserve Account Opening Balance                                        -                0.00                0.00                0.00
Reserve Account Deposit                                             0.00                0.00                0.00                0.00
Reserve Draw Amount                                                 0.00                0.00                0.00                0.00
Reserve Account Surplus                                             0.00                0.00                0.00                0.00
Reserve Account Closing Balance                                     0.00                0.00                0.00                0.00

Coupon Determination Date                              February 13, 2006   February 13, 2006   February 13, 2006
Coupon February 15, 2006 - March 14, 2006                        4.6400%             4.8400%             4.9800%
Monthly Interest Due                                        2,109,395.56          197,633.33          244,020.00        2,551,048.89
Outstanding Monthly Interest Due                                    0.00                0.00                0.00                0.00
Additional Interest Due                                             0.00                0.00                0.00                0.00
Total Interest Due                                          2,109,395.56          197,633.33          244,020.00        2,551,048.89
Investor Default Amount                                     1,360,423.15          122,193.70          146,632.44        1,629,249.28
Investor Monthly Fees Due                                     974,166.67           87,500.00          105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                   4,443,985.37          407,327.03          495,652.44        5,346,964.84

Reallocated Investor Finance Charge Collections                                                                        12,821,298.27
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.4529%
Base Rate                                                                                                                    6.9233%
Excess Spread Percentage                                                                                                    12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A            Class B             Interest            Total
--------------------------------------------                   -------            -------             --------            -----

Beginning Certificates Balance                            584,500,000.00       52,500,000.00       63,000,000.00      700,000,000.00
Interest Distributions                                      2,109,395.56          197,633.33          244,020.00        2,551,048.89
Principal Deposits - Prin. Funding Account                          0.00                0.00                0.00                0.00
Principal Distributions                                             0.00                0.00                0.00                0.00
Total Distributions                                         2,109,395.56          197,633.33          244,020.00        2,551,048.89
Ending Certificates Balance                               584,500,000.00       52,500,000.00       63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,718,353.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $244,020.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,474,333.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,705,784.06

          a.   Class A Monthly Interest:                                                         $2,109,395.56
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,360,423.15
          e.   Excess Spread:                                                                    $7,235,965.35

     2.   Class B Available Funds:                                                                 $961,597.37

          a.   Class B Monthly Interest:                                                           $197,633.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $763,964.04

     3.   Collateral Available Funds:                                                            $1,153,916.84

          a.   Excess Spread:                                                                    $1,153,916.84

     4.   Total Excess Spread:                                                                   $9,153,846.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $216,149,000.61

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $175,088,419.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,088,419.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,629,249.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $176,717,668.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $176,717,668.55

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $9,153,846.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $122,193.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $244,020.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $146,632.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,474,333.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9233%
          b.   Prior Monthly Period                                                                    6.7470%
          c.   Second Prior Monthly Period                                                             6.3907%

     2.   Three Month Average Base Rate                                                                6.6870%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4528%
          b.   Prior Monthly Period                                                                   19.5271%
          c.   Second Prior Monthly Period                                                            18.5633%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.1811%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2005-8 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series            Total Investor        Transferors
A. Investor/Transferor Allocations                        Allocations            Interest             Interest
----------------------------------                        -----------            --------             --------
Beginning Invested /Transferor Amount                   617,256,702.40      500,000,000.00       117,256,702.40
Beginning Adjusted Invested Amount                                 N/A      500,000,000.00                  N/A
Floating Allocation Percentage                                     N/A            81.0036%             18.9964%
Principal Allocation Percentage                                    N/A            81.0036%             18.9964%
Collections of Finance Chg. Receivables                  11,316,979.58        9,167,158.12         2,149,821.46
Collections of Principal Receivables                    154,392,143.29      125,063,156.62        29,328,986.67
Defaulted Amount                                          1,436,664.34        1,163,749.49           272,914.85

Ending Invested / Transferor Amounts                    606,325,616.18      500,000,000.00       106,325,616.18


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
B. Monthly Period Funding Requirements                       Class A               Class B              Interest             Total
--------------------------------------                       -------               -------              --------             -----

Principal Funding Account                                         0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                 0.00                 0.00
Reserve Account Opening Balance                                      -                0.00                 0.00                 0.00
Reserve Account Deposit                                           0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                 0.00                 0.00
Reserve Account Closing Balance                                   0.00                0.00                 0.00                 0.00

Coupon Determination Date                            February 13, 2006   February 13, 2006    February 13, 2006
Coupon February 15, 2006 - March 14, 2006                      4.6000%             4.7400%              4.9000%
Monthly Interest Due                                      1,493,722.22          138,250.00           171,500.00         1,803,472.22
Outstanding Monthly Interest Due                                  0.00                0.00                 0.00                 0.00
Additional Interest Due                                           0.00                0.00                 0.00                 0.00
Total Interest Due                                        1,493,722.22          138,250.00           171,500.00         1,803,472.22
Investor Default Amount                                     971,730.82           87,281.21           104,737.45         1,163,749.49
Investor Monthly Fees Due                                   695,833.33           62,500.00            75,000.00           833,333.33
Investor Additional Amounts Due
Total Due                                                 3,161,286.38          288,031.21           351,237.45         3,800,555.04

Reallocated Investor Finance Charge Collections                                                                         9,139,364.64
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.4073%
Base Rate                                                                                                                    6.8745%
Excess Spread Percentage                                                                                                    12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A               Class B          Interest             Total
--------------------------------------------                 -------               -------          --------             -----

Beginning Certificates Balance                          417,500,000.00       37,500,000.00        45,000,000.00       500,000,000.00
Interest Distributions                                    1,493,722.22          138,250.00           171,500.00         1,803,472.22
Principal Deposits - Prin. Funding Account                        0.00                0.00                 0.00                 0.00
Principal Distributions                                           0.00                0.00                 0.00                 0.00
Total Distributions                                       1,493,722.22          138,250.00           171,500.00         1,803,472.22
Ending Certificates Balance                             417,500,000.00       37,500,000.00        45,000,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.58

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,510,309.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $171,500.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,338,809.59

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,631,369.47

          a.   Class A Monthly Interest:                                                         $1,493,722.22
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $971,730.82
          e.   Excess Spread:                                                                    $5,165,916.43

     2.   Class B Available Funds:                                                                 $685,452.35

          a.   Class B Monthly Interest:                                                           $138,250.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $547,202.35

     3.   Collateral Available Funds:                                                              $822,542.82

          a.   Excess Spread:                                                                      $822,542.82

     4.   Total Excess Spread:                                                                   $6,535,661.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2005-8 Allocable Principal
          Collections:                                                                         $154,392,143.29

     3.   Principal Allocation Percentage of
          Series 2005-8 Allocable Principal
          Collections:                                                                         $125,063,156.62

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $125,063,156.62

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-8:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,163,749.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $126,226,906.11

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $126,226,906.11

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-8

     1.   Excess Spread:                                                                         $6,535,661.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $87,281.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $171,500.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $104,737.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,338,809.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8745%
          b.   Prior Monthly Period                                                                    6.6982%
          c.   Second Prior Monthly Period                                                             6.3419%

     2.   Three Month Average Base Rate                                                                6.6382%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4073%
          b.   Prior Monthly Period                                                                   19.4815%
          c.   Second Prior Monthly Period                                                            18.5114%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.1334%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2006-A Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series             Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest             Interest
----------------------------------                       -----------             --------             --------

Beginning Invested /Transferor Amount                  864,159,383.35       700,000,000.00       164,159,383.35
Beginning Adjusted Invested Amount                                N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             81.0036%             18.9964%
Principal Allocation Percentage                                   N/A             81.0036%             18.9964%
Collections of Finance Chg. Receivables                 15,843,771.41        12,834,021.36         3,009,750.05
Collections of Principal Receivables                   216,149,000.61       175,088,419.27        41,060,581.34
Defaulted Amount                                         2,011,330.08         1,629,249.28           382,080.80

Ending Invested / Transferor Amounts                   848,855,862.65       700,000,000.00       148,855,862.65


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                       Class A                Class B            Interest               Total
--------------------------------------                       -------                -------            --------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                 0.00
Reserve Account Opening Balance                                     -                 0.00                 0.00                 0.00
Reserve Account Deposit                                          0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                 0.00
Reserve Account Closing Balance                                  0.00                 0.00                 0.00                 0.00

Coupon Determination Date                           February 13, 2006    February 13, 2006    February 13, 2006
Coupon February 15, 2006 - March 14, 2006                     4.5600%              4.6800%              4.8000%
Monthly Interest Due                                     2,073,026.67           191,100.00           235,200.00         2,499,326.67
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                 0.00
Additional Interest Due                                          0.00                 0.00                 0.00                 0.00
Total Interest Due                                       2,073,026.67           191,100.00           235,200.00         2,499,326.67
Investor Default Amount                                  1,360,423.15           122,193.70           146,632.44         1,629,249.28
Investor Monthly Fees Due                                  974,166.67            87,500.00           105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                                4,407,616.49           400,793.70           486,832.44         5,295,242.62

Reallocated Investor Finance Charge Collections                                                                        12,769,576.05
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.3630%
Base Rate                                                                                                                    6.8270%
Excess Spread Percentage                                                                                                    12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A            Class B              Interest             Total
--------------------------------------------                 -------            -------              --------             -----

Beginning Certificates Balance                         584,500,000.00        52,500,000.00        63,000,000.00       700,000,000.00
Interest Distributions                                   2,073,026.67           191,100.00           235,200.00         2,499,326.67
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                 0.00
Principal Distributions                                          0.00                 0.00                 0.00                 0.00
Total Distributions                                      2,073,026.67           191,100.00           235,200.00         2,499,326.67
Ending Certificates Balance                            584,500,000.00        52,500,000.00        63,000,000.00       700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,709,533.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $235,200.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,474,333.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,662,596.00

          a.   Class A Monthly Interest:                                                         $2,073,026.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,360,423.15
          e.   Excess Spread:                                                                    $7,229,146.18

     2.   Class B Available Funds:                                                                 $957,718.20

          a.   Class B Monthly Interest:                                                           $191,100.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $766,618.20

     3.   Collateral Available Funds:                                                            $1,149,261.84

          a.   Excess Spread:                                                                    $1,149,261.84

     4.   Total Excess Spread:                                                                   $9,145,026.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2006-A Allocable Principal
          Collections:                                                                         $216,149,000.61

     3.   Principal Allocation Percentage of
          Series 2006-A Allocable Principal
          Collections:                                                                         $175,088,419.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,088,419.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2006-A:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,629,249.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $176,717,668.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $176,717,668.55

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2006-A

     1.   Excess Spread:                                                                         $9,145,026.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $122,193.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $235,200.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $146,632.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,474,333.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8270%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.3629%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2006-B Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series             Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations              Interest             Interest
----------------------------------                      -----------              --------             --------

Beginning Invested /Transferor Amount                   864,159,383.35       700,000,000.00       164,159,383.35
Beginning Adjusted Invested Amount                                 N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                     N/A             81.0036%             18.9964%
Principal Allocation Percentage                                    N/A             81.0036%             18.9964%
Collections of Finance Chg. Receivables                  15,843,771.41        12,834,021.36         3,009,750.05
Collections of Principal Receivables                    216,149,000.61       175,088,419.27        41,060,581.34
Defaulted Amount                                          2,011,330.08         1,629,249.28           382,080.80

Ending Invested / Transferor Amounts                    848,855,862.65       700,000,000.00       148,855,862.65


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Collateral
B. Monthly Period Funding Requirements                         Class A               Class B              Interest             Total
--------------------------------------                         -------               -------              --------             -----

Principal Funding Account                                         0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                 0.00                0.00
Reserve Account Opening Balance                                      -                 0.00                 0.00                0.00
Reserve Account Deposit                                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                               0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                           0.00                 0.00                 0.00                0.00
Reserve Account Closing Balance                                   0.00                 0.00                 0.00                0.00

Coupon Determination Date                            February 13, 2006    February 13, 2006    February 13, 2006
Coupon February 15, 2006 - March 14, 2006                      4.6100%              4.7200%              4.8600%
Monthly Interest Due                                      2,095,757.22           192,733.33           238,140.00        2,526,630.56
Outstanding Monthly Interest Due                                  0.00                 0.00                 0.00                0.00
Additional Interest Due                                           0.00                 0.00                 0.00                0.00
Total Interest Due                                        2,095,757.22           192,733.33           238,140.00        2,526,630.56
Investor Default Amount                                   1,360,423.15           122,193.70           146,632.44        1,629,249.28
Investor Monthly Fees Due                                   974,166.67            87,500.00           105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,430,347.04           402,427.03           489,772.44        5,322,546.51

Reallocated Investor Finance Charge Collections                                                                        12,796,879.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.4104%
Base Rate                                                                                                                    6.8778%
Excess Spread Percentage                                                                                                    12.8131%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A           Class B              Interest            Total
--------------------------------------------                   -------           -------              --------            -----

Beginning Certificates Balance                          584,500,000.00        52,500,000.00        63,000,000.00      700,000,000.00
Interest Distributions                                    2,095,757.22           192,733.33           238,140.00        2,526,630.56
Principal Deposits - Prin. Funding Account                        0.00                 0.00                 0.00                0.00
Principal Distributions                                           0.00                 0.00                 0.00                0.00
Total Distributions                                       2,095,757.22           192,733.33           238,140.00        2,526,630.56
Ending Certificates Balance                             584,500,000.00        52,500,000.00        63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.59

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.59

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,712,473.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $238,140.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,474,333.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,685,394.75

          a.   Class A Monthly Interest:                                                         $2,095,757.22
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,360,423.15
          e.   Excess Spread:                                                                    $7,229,214.37

     2.   Class B Available Funds:                                                                 $959,766.00

          a.   Class B Monthly Interest:                                                           $192,733.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $767,032.66

     3.   Collateral Available Funds:                                                            $1,151,719.19

          a.   Excess Spread:                                                                    $1,151,719.19

     4.   Total Excess Spread:                                                                   $9,147,966.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            81.0036%

     2.   Series 2006-B Allocable Principal
          Collections:                                                                         $216,149,000.61

     3.   Principal Allocation Percentage of
          Series 2006-B Allocable Principal
          Collections:                                                                         $175,088,419.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,088,419.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2006-B:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,629,249.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $176,717,668.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $176,717,668.55


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2006-B

     1.   Excess Spread:                                                                         $9,147,966.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $122,193.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $238,140.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $146,632.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,474,333.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8778%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4104%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes
